                                  EXHIBIT 10.25
                                  CENTRAL PLAZA
                                  OFFICE LEASE


Property:     3440-50-60-70 Wilshire Boulevard

Tenant:       Harden & Company, Inc., a California corporation


                                             TABLE OF CONTENTS

ARTICLE

I        FUNDAMENTAL LEASE PROVISIONS........................................2
II       PREMISES............................................................3
III      TERM................................................................3
IV       RENT................................................................4
V        SECURITY DEPOSIT....................................................9
VI       COMPLETION OF PREMISES..............................................9
VII      USE OF THE PREMISES................................................10
VIII     SERVICE AND UTILITIES..............................................11
IX       MAINTENANCE AND REPAIRS............................................13
X        RIGHTS RESERVED TO LANDLORD........................................13
XI       ALTERATIONS AND ADDITIONS..........................................14
XII      INDEMNITY..........................................................15
XIII     TENANT'S INSURANCE.................................................15
XIV      MECHANICS' LIENS...................................................17
XV       DAMAGE AND RESTORATION.............................................17
XVI      CONDEMNATION.......................................................18
XVII     QUIET POSSESSION...................................................19
XVIII    ESTOPPEL CERTIFICATE...............................................19
XIX      DEFAULTS...........................................................19
XX       SURRENDER OF PREMISES..............................................21
XXI      ASSIGNMENT, SUBLEASE AND ENCUMBRANCE...............................22
XXII     SUBORDINATION......................................................23
XXIII    SALE OF BUILDING BY LANDLORD.......................................24
XXIV     HOLDING OVER.......................................................24
XXV      RULES AND REGULATIONS..............................................24
XXVI     NOTICES............................................................24
XXVII    WAIVER.............................................................25
XXVIII   PARKING............................................................25
XXIX     MISCELLANEOUS......................................................26

         ADDENDUM



EXHIBIT


 A       Description of Premises (Floor Plan)
 B       Site Plan
 C       Acceptance and Statement of Premises, Area and Term
 D       Intentionally omitted.
 E       Rules and Regulations
 F       Parking Agreement
 G       Intentionally omitted.


THE SUBMISSION OF THE DOCUMENT FOR EXAMINATION AND NEGOTIATION DOES NOT CONSTITUTE AN OFFER TO LEASE, OR A RESERVATION OF OR OPTION FOR, THE PREMISES THIS DOCUMENT BECOMES EFFECTIVE AND BINDING ONLY UPON EXECUTION AND DELIVERY HEREOF BY LANDLORD. NO ACT OR OMISSION OF ANY EMPLOYEE OR AGENT OF LANDLORD OR OF LANDLORD'S BROKER SHALL ALTER, CHANGE OR MODIFY ANY OF THE PROVISIONS HEREOF.

                           CENTRAL PLAZA OFFICE LEASE
                           --------------------------

         This Lease ("Lease"), entered into as of July 14, 1997 by and between Zufu Properties Co., Ltd., a California corporation ("Landlord") by and through TOTAL Properties Management Co., as managing agent for the Property described below ("Landlord's Manager") and Harden & Company, Inc., a California corporation ("Tenant").

         In consideration of the rents and covenants hereinafter set forth, Landlord hereby leases to Tenant, and Tenant hereby rents from Landlord, the following described premises, upon the following terms and conditions:


                                    ARTICLE I
                          FUNDAMENTAL LEASE PROVISIONS
                          ----------------------------

         1.01                PREMISES
                             --------

                              A. Premises: 3460 Wilshire Boulevard Tower, Suite
407 located on the 4th floor in that certain office complex located at 3440, 3450, 3460, and 3470 Wilshire Boulevard, Los Angeles, CA 90010 (the "Property").

                              B. Rentable Area: Approximately 1,559 square feet.

                              C. Term: Twelve (12) months commencing August 8,
1997 and expiring August 7, 1998. Scheduled term Commencement Date August 8, 1997 (subject to Article III hereof).

         1.02                RENT
                             ----

                              A. Basic Rent: to be paid as follows: month one
(1) - One Thousand Eight Hundred Seventy and 80/100ths Dollars ($1,870.80); month two (2) -$0.00; months three (3) through twelve (12) - One Thousand Eight Hundred Seventy and 80/100ths dollars ($1,870.80) per month. (The Basic Rent shall be subject to increases pursuant to Article IV hereof).

                              B. Base Rent Concession: Intentionally omitted.

                              C. Tenant's Proportionate Share: (0.224%).
(Subject to Section 4.02(E) hereof).

                              D. Expenses-Calendar Base Year 1997 Tax Base Year
1997-1998. (Subject to Section 4.02(F) hereof). (Tenant shall not receive any off-set or credit nor shall the Basic Annual Rent be decreased if the actual costs of Operation and Maintenance of the Property are less than the applicable annual base).

                              E. CPI Increase: None. (See Section 4.03 hereof).

                              F. Prepaid Rent: The monthly payment of Basic Rent
for the 1st month after the Commencement Date of the term of this Lease is made concurrently with the execution of this Lease pursuant to Section 4.01 hereof.

                              G. Security Deposit: Security Deposit in the
amount of One Thousand Eight Hundred Seventy and 80/100ths dollars ($1,870.80) shall be made concurrently with the execution of this Lease pursuant to Article V hereof.

         1.03                Additional Provisions
                             ---------------------

                              A. Guaranty of Lease: (Subject to Exhibit G
                                  hereof).

                                 Name:       None.
                                       ---------------------------------------
                                 Name:
                                       ---------------------------------------
                                 Name:
                                       ---------------------------------------
                              B. Options:
                                         -------------------------------------
                                         (Subject to the Addendum attached
                                           hereto.)

                              C. Broker:      None.
                                         -------------------------------------
                                         (Subject to Section 29.16.)

                              D. Other:
                                         -------------------------------------
                                         (Subject to the Addendum attached
                                           hereto.)

                                   ARTICLE II
                                    PREMISES
                                    --------

      2.01 The Premises. The premises demised and leased hereunder (the
           -------------
"Premises") are shown on the Floor Plan attached hereto as Exhibit "A" and incorporated herein by this reference. The Premises consist of office space situated in that certain Property and improvements shown on the "Site Plan" attached hereto and incorporated herein as Exhibit "B".

      2.02 Rentable Area. The rentable area set forth in the Fundamental Lease
           --------------
Provisions (the "Rentable Area") is subject to verification by the Landlord's architect, whose determination of the verified Rentable Area shall be conclusive and binding on the parties. In the event that the Landlord's project architect shall determine that the verified Rentable Area is more or less than the Rentable Area set forth in the Fundamental Lease Provisions, then the Basic Annual Rent shall be adjusted to the sum which is the result of multiplying the Basic Annual Rent by a fraction, the numerator of which is the verified
Rentable Area, and the denominator of which is the Rentable Area set forth in the Fundamental Lease Provisions; in such event, the adjustment shall be confirmed in writing by the parties pursuant to Exhibit "C" to this Lease, executed upon request of either party.

      2.03 Tenant's Rights to Use in Common. Tenant shall have, as appurtenant
           ---------------------------------
to the Premises, rights to use in common, subject to reasonable rules of general applicability to tenants of the Property from time to time made by Landlord and of which Tenant is given notice, the following areas of the Property: the common lobbies, corridors, stairways and stairwells, restrooms, elevators, and common walkways and driveways necessary for access to the Property (the "Common Area"). Tenant hereby agrees that Landlord shall have the right, for the purposes of accommodating the other tenants of the Property, to increase or decrease the configuration and dimensions or to otherwise alter the common corridors on any floor so long as Tenant's access to the Premises, fire exits, restrooms, stairwells and elevators is not unreasonably prohibited thereby.



                                   ARTICLE III
                                      TERM
                                      ----

      3.01 Commencement of Term and Duration. Tenant shall have and hold the
           ----------------------------------
Premises for a period (herein referred to as the "Term") commencing on the date (the "Commencement Date") which shall be the earlier of (i) the date on which the Premises are "Ready for Occupancy" as defined in Section 3.02 below, or (ii) the date on which Tenant takes possession or commences use of the Premises for any purpose, and continuing for the term set forth in the Fundamental Lease Provisions, unless sooner terminated as provided in this Lease. The Commencement Date shall be confirmed in writing as set forth in Section 3.05 hereof, (See attached Exhibit "C" hereto)

      3.02 Delivery of Premises. The parties anticipate that the Premises shall
           ---------------------
be Ready for Occupancy within thirty (30) days of the scheduled term commencement date set forth in the Fundamental Lease Provisions. In the event that it becomes apparent to Landlord that the Premises shall not be Ready for occupancy within ten (10) days of the scheduled term commencement date, Landlord shall use reasonable efforts to advise Tenant of the anticipated date that the Premises will be ready for occupancy at least ten (10) days prior to such date, but the failure to give such notice shall not constitute a default hereunder by Landlord. Tenant agrees that in the event of the inability of Landlord to deliver possession of the Premises to Tenant by the scheduled term commencement date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in such event Tenant shall not be liable for any rent until the Premises are ready for occupancy. Any failure to deliver possession at the scheduled term commencement date, shall not affect the obligations of Tenant hereunder, except that if Landlord has failed to deliver possession of the Premises to Tenant within six (6) months after the scheduled term commencement date, Landlord or Tenant may, at either option, by notice in writing to the other party within thirty (30) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder.

      3.03 Early Entry Into Premises. Tenant may enter into the Premises upon
           --------------------------
receipt of Landlord's consent, for the purpose of installing furniture, special flooring or carpeting, trade fixtures, telephones, computer, photocopy equipment, and other business equipment. Such early entry will not advance the Commencement Date, providing (i) Tenant does not commence business operations from any part of the Premises, and (ii) Tenant's early entry does not interfere with, or delay, the completion of time Tenant Improvements. If Tenant is allowed early entry, Landlord shall not be responsible for, and the Tenant is required to obtain insurance covering, any loss, including theft, damage or destruction to any work or material installed or stored by Tenant or Landlord, or any contractor or individual involved in the completion of the Tenant Improvements at the Premises, or for any injury to Tenant or Tenant's employees or to any person. Landlord shall have the right to post the appropriate notices of non-responsibility and to require Tenant to provide Landlord with evidence that Tenant has fulfilled its obligation to provide insurance pursuant to Article XIII of this Lease. To the actual extent any such entry actually delays the Commencement Date such delay, but only to the extent that such early entry actually delays the completion of the Tenant Improvements, shall constitute a delay caused by Tenant.

      3.04 Effective Date. This Lease will become effective when signed by the
           ---------------
Landlord and Tenant and delivered to Tenant. Subject to the respective obligations of Landlord and Tenant regarding the construction of Tenant Improvements, if any, as hereinafter set forth, the Tenant accepts the Premises in its "as is" condition as of the date this Lease is signed by Tenant. Tenant acknowledges that it has inspected or has waived inspection of the Premises and the Property prior to the time this Lease was executed by Tenant.

      3.05 Acceptance of Premises. It is expressly understood by the parties
           -----------------------
that "Ready for Occupancy" does not include the installation and completion of a telephone system in the Premises, which shall be solely Tenant's responsibility. Promptly following the delivery of said Landlord's certificate to Tenant by Landlord, Tenant shall countersign and return to Landlord an "Acceptance and Statement of Premises, Area and Term" which will be sent by Landlord to Tenant, and which will be in the form of a letter attached hereto as Exhibit "C", Tenant's signature of said letter shall be Tenant's agreement of the Commencement Date and termination date of this Lease and Tenant's acceptance of the Premises in its "as is" condition ("punch list items" excepted), Tenant thereby agreeing that Landlord has fulfilled its obligations pursuant to Exhibit "C" of this Lease. The failure by Tenant to sign and return the "Acceptance and Statement of Premises, Area and Term (the "Statement")" to Landlord within ten
(10) days of Tenant's receipt of same shall be deemed to constitute (i) Tenant's acceptance of the Premises; (ii) Tenant's acknowledgment of the Commencement Date as specified in the Statement; (iii) Tenant's acknowledgment of the termination date as specified in the Statement; (iv) Tenant's acknowledgment of the Rentable Area of the Premises as specified in the Statement; (v) Tenant's acknowledgment of the Basic Annual Rent and monthly installments thereof as specified in the Statement; and (vi) Tenant's Proportionate Share as specified in the Statement.


                                   ARTICLE IV
                                      RENT
                                      ----

      4.01 Basic Rent. Throughout the Term of this Lease, Tenant shall pay as
           -----------
rent for the Premises the Basic Annual Rent (sometimes referred to as "Base Rent" or "Rent") set forth in the Fundamental Lease Provisions thereof, as such, basic Annual Rent may be adjusted as hereinafter provided. Basic Rent shall be payable in equal monthly installments in advance on the first day of each, and every calendar month, in full, without deduction, abatement or off-set, and without prior demand or notice. The monthly payment for the first month, after the Commencement Date is made concurrently with the execution hereof. If the Commencement Date is other than the first day of a calendar month, then the rent payable hereunder shall be prorated on a daily basis, based on a three hundred sixty (360) day year, and the rent for such partial month following the Commencement Date shall be payable on the Commencement Date.

      4.02 Additional Rent for Increase in Cost of Operation and Maintenance.
           ------------------------------------------------------------------
Basic Rent shall be increased, and Tenant shall pay Tenant's Proportionate Share as set forth in the Fundamental Lease Provisions hereof, of the costs of Operation and Maintenance of the Property during the term of this Lease in accordance with the following provision:

      A. If the Property is not fully constructed and completed and/or does not have at least ninety five percent (95%) of the rentable area of the Property occupied during any calendar year period, then the Taxes and Cost of Operation and Maintenance shall be deemed to be equal to the Taxes and Cost of Operation and Maintenance, which would have been incurred by Landlord if the Property had been fully constructed and completed and ninety five percent (95%) of the rentable area of the Property had been occupied for the entirety of such calendar year. However, in no event shall there be included in such computation taxes which are never assessed or which Landlord does not have to pay. Annual amortization of costs shall be determined by dividing the original cost of such capital expenditure by the number of years of useful life of the capital item acquired, or by the number of years permitted by the IRS for amortization, whichever is shorter. Taxes and Cost of Operation and Maintenance shall be computed according to the cash or accrual basis of accounting, as Landlord may elect in accordance with standard and reasonable accounting principles employed by Landlord.

      B. Costs of Operation and Maintenance. The term "Costs of Operation and
         -----------------------------------
Maintenance" shall be defined as those expenses incurred by Landlord with respect to the repair, alteration, improvement, replacement, operation and maintenance of the Premises, Property and Parking Facilities, in accordance with accepted principles of sound accounting practice and industry standards as applied to the operation, maintenance and security of a first-class office building, which costs shall include but not limited to the following:

           1) All utility costs;

           2) All wages and benefits and costs of employees or independent contractors or employees of independent contractors engaged in the operation, maintenance, janitorial and security of the Property;

           3) All expenses of the maintenance of security and safety systems for the Property;

           4) All repairs to, replacement of, and physical maintenance of the Property, including the cost of all supplies, uniforms, equipment, tools, and materials;

           5) Any license, permit or inspection fees required in connection with the operation of the Property;

           6) Any auditor's fees for accounting provided for the operation and maintenance of the Property;

           7) Any legal fees, costs and disbursements as would normally be incurred in connection with the operation, maintenance and repair of the Property;

           8) All reasonable fees for management services provided by a management company or by Landlord or an agent of the Landlord;

           9) The annual amortization of costs, including financing costs (actual or reasonably imputed), if any, incurred by Landlord after completion of the Property for any capital improvements installed or paid for by Landlord and required by any laws, rules or regulations of any governmental or quasi-governmental authority (collectively "Laws") enacted or modified after the Property was constructed;

          10) The annual amortization of costs, including financing costs (actual or reasonably imputed), if any, of any equipment, device or capital improvements incurred after completion of the Property and reasonably intended as a labor-saving measure or to affect other economies in the operation or maintenance of the Property;

          11) The annual amortization of costs incurred after completion of the Property, if any, for the replacement of (a) exterior perimeter window draperies or blinds provided by Landlord and (b) carpeting in the public areas of the Property;

          12) All insurance expenses which shall mean all premiums and other charges incurred by Landlord with respect to the insurance of the Property including, without limitation, the following to the extent carried by the
Landlord: (a) fire and extended coverage insurance, windstorm, hail and explosion; (b) riot attending a strike, civil commotion, aircraft, vehicle and smoke insurance; (c) public liability, bodily injury and property damage insurance; (d) elevator insurance; (5) worker's compensation insurance for the employees; (f) boiler and machinery insurance, sprinkler leakage, water damage, property, burglary, fidelity and pilferage insurance on equipment and materials;
(g) loss of rent, rent abatement, rent continuation, business interruption insurance, and similar types of insurance; (h) such other insurance as is customarily carried by operators of other comparable office buildings in Southern California;

          13) Such other usual costs and expenses which are paid by other landlords for the purpose of providing for the on-site and off-site operation, servicing, maintenance and repair of first-class office buildings in Southern California; and

          14) Minor capital improvements or expenditures where each such improvement or acquisition costs less than Three Thousand Dollars ($3,000.00).

      C. Definition of Property Taxes. As used herein, the term "Property Taxes"
         -----------------------------
shall include any form of assessment, license fee, license tax, business license fee, business license tax, commercial rental tax, levy, charge, penalty, tax or similar imposition, imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, transportation, agricultural, lighting, drainage or other improvement or special assessment district thereof, as against any legal or equitable interest of Landlord in the Property and Parking Facilities, including, but not limited to, the following;

           1) any tax on Landlord's right to rent or other income from the Property or as against Landlord's business of leasing the Property;

           2) any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of Property Taxes, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June, 1978 election and that assessment, taxes, fees, levies and charges may be imposed by governmental agencies for such services as police protection, fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of Property Taxes for the purposes of this Lease;

           3) any assessment, tax, fee, levy or charge, upon the transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Property or Parking Facilities;

           4) reappraisal of the Property and Parking Facilities from time to time by virtue of a change in the ownership of the Landlord's interest or otherwise by operation of law; and

           5) any and all assessment, tax, fees, levies or charges allocable to or measured by the area of the Property and Parking Facilities or the rent payable hereunder, including without limitation, any gross income tax or excise tax levied by the city, county, state or federal government or any political subdivision thereof, with respect to the receipt of such rent, or upon or with respect to the possession, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Property, or any portion thereof. Property Taxes shall not include Landlord's federal or state income, franchise, inheritance or estate taxes.

      D. Landlord shall have the right in its discretion to contest the amount or validity of any Property Taxes by appropriate legal proceedings and to include in the costs of Operation and Maintenance of the Property the reasonable cost of any such contest, including attorneys' fees. If, in any comparison year subsequent to the Base Year (the "Adjustment Year"), the amount of Tax Expenses decrease as a result of the efforts of Landlord, then for purposes of all subsequent comparison years, including the comparison year in which such decrease in Tax Expenses occurred, the Tax Expenses deemed attributable to the Base Year shall be decreased by an amount equal to the decrease in Tax Expenses in the Adjustable Year.

      E. Tenant's Proportionate Share/Rentable Square Footage of the Property.
         ---------------------------------------------------------------------
As used herein, the term "Tenant's Proportionate Share" shall mean the proportion of the rentable area of the Premises to the rentable area of the Property. The rentable area of the Property, for the purpose of calculating the adjustment to the Basic Rent pursuant to this Article IV, shall be computed by measuring from the inside surface of the glass outer walls of the Property. Such rentable area encompasses all area within the outer walls of the Property (including, without limitation, all janitor, mechanical and electrical closets, code required Handicapped Refuge Areas, and rooms, restrooms, corridors, and elevator lobbies), and excludes only the Parking Facilities within the Property (if any), public stairs controlled by Landlord and shafts for public elevators. No deductions are made for columns and projections within the outer walls of the Property necessary to the Property.

      F. Expense/Tax Base Year. As used in this Article IV, "Base Year" for
         ----------------------
purpose of determining additional rent payable by reason of increases in taxes, shall mean the fiscal year as set forth in section 1.02(D) of the Fundamental Lease Provisions. For the purposes of determining additional rent payable by reason of increases in Cost of Operation and Maintenance, "Base Year" shall mean the calendar year as set forth in Section 1.02(D) of the Fundamental Lease Provisions.

      G. Procedure for Payment of Taxes and Operation Expenses. Tenant shall pay
         ------------------------------------------------------
for Tenant's Proportionate Share of the Taxes and Costs for Operation and Maintenance of the Property, Premises and Parking Facilities for each calendar year occurring during the term hereof which shall be determined by Landlord on a yearly basis. Subsequent to such determination, landlord shall notify Tenant in writing of tenant's Proportionate Share of the Taxes and Costs of Operation and Maintenance of the Property, Premises and Parking Facilities for the calendar year just ended. In the event rent is to be increased, the following procedure shall be followed:

           1) Landlord may, from time to time by ten (10) days written notice to Tenant, reasonable estimate in advance the amounts Tenant shall owe on a monthly basis for Taxes and Cost of Operation and Maintenance for any full or partial calendar year of the Term. In such event, Tenant shall pay such estimated amounts, on a monthly basis, on or before the first day of each calendar month, together with Tenant's payment of Base Rent. Such estimate may be reasonably adjusted from time to time by Landlord by notice to Tenant.

           2) Within one hundred twenty (120) days after the end of each calendar year, or as soon thereafter as practicable, Landlord shall provide a statement (the "Statement") to Tenant showing: (i) the amount of actual Taxes and Cost of Operation and Maintenance for such calendar year, with a listing of amounts for major categories of Cost of Operation and Maintenance, (ii) any amount paid by Tenant towards Taxes and Cost of Operation and Maintenance during such calendar year on an estimated basis, and (iii) any revised estimate of Tenant's obligations for Taxes and Cost of Operation and Maintenance for the current calendar year.

           3) If the Statement shows that Tenant's estimated payments were less than Tenant's actual obligations for Taxes and Cost of Operation and Maintenance for such year, Tenant shall pay the difference. If the statement shows an increase in Tenant's estimated payments for the current calendar year, Tenant shall pay the difference between the new and former estimates, for the period from January 1 of the current calendar year through the month in which the Statement is sent. Tenant shall make such payments with the next Basic Rent Payment due.

           4) If the Statement shows that Tenant's estimated payments exceeded Tenant's actual obligations for Taxes and Cost of Operation and Maintenance, Tenant shall receive a credit for the difference, against future payments of Taxes or Cost of Operation and Maintenance next due. If the Term shall have expired, Tenant shall receive a refund of such difference, within thirty (30) days after Landlord sends the Statement.

           5) If the Statement shows an increased Escalation Amount, Tenant shall pay the difference between the former Escalation Amount and the increased Escalation Amount for the period from January 1 of the year in which Landlord sends the Statement, through the month in which the Statement is sent, with the next Basic Rent Payment due. Tenant shall thereafter pay Base Rent, as increased by the Escalation Amount set forth in the Statement.

           6) So long as Tenant's obligations hereunder are not materially adversely affected, Landlord reserves the right to reasonably change, from time to time, the manner or timing of the foregoing payments. In lieu of providing one Statement covering Taxes and Cost of Operation and Maintenance, Landlord may provide separate statements, at the same or different times. No delay by landlord in providing the Statement (or separate statements) shall be deemed a default by Landlord or a waiver of Landlord's right to require payment of Tenant's obligations for actual or estimated Taxes or Cost of Operation and Maintenance.

           7) If the Term commences other than on January 1, or ends other than December 31, Tenant's obligations to pay estimated and actual amounts towards Taxes and Cost of Operation and Maintenance for such first or final calendar years shall be prorated to reflect the portion of such years included in the Term. Such proration shall be made by multiplying the total estimated or actual (as the case may be) Taxes and Cost of Operation and Maintenance, for such calendar year, by a fraction, the numerator of which shall be the number of days of the Term during such calendar year, and the denominator of which shall be three hundred sixty (360).

      H. Payment at End of Term. In the event that, after the end of the term of
         -----------------------
this Lease, or the sooner termination thereof, Tenant shall have as Basic Rent an amount greater than that calculated to have been due pursuant to this Section
4.02 for the calendar year in which the term of this Lease terminates, Landlord shall refund the overpayment to Tenant within ninety (90) days from the date of said termination. In the event that, after the end of the term of this Lease, or the sooner termination thereof, Tenant shall have theretofore paid as Basic Rent an amount less than that calculated to have been due pursuant to this Section
4.02 for the calendar year in which the term of this Lease terminates, Tenant agrees to pay to Landlord, within thirty (30) days of Tenant's receipt of Landlord's bill, that amount calculated as actually owed by Tenant to Landlord pursuant to this Section 4.02.

      4.04 Personal Property Taxes and Business Taxes. Tenant shall pay in full
           -------------------------------------------
and in a timely manner all taxes levied against the personal property of Tenant, and Landlord shall have no liability therefor. If the Tenant's improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which Tenant Improvements conforming to Landlord's standard building materials in other space in the Property are assessed, then the real property taxes and assessments levied against Landlord or the Property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and the payment thereof shall be governed by the provisions of this Article IV. If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said Tenant Improvements are assessed at a higher valuation than Landlord's Building Standard, such records shall be binding on both the Landlord and the Tenant. If the records of the County Assessor are not available or sufficiently detailed to serve as a basis for making such determination the actual retail cost of construction and materials shall be used.

      4.05 Special Charges for Special Services and Special Insurance. Tenant
           -----------------------------------------------------------
agrees to pay to Landlord, within ten (10) days following written demand, all reasonable charges for any services, utilities, goods or materials including additional security, special repairs or any other such costs not otherwise provided herein to be furnished by Landlord at Tenant's request which are not required to be furnished by Landlord under this Lease without separate charge or assessment, plus an administration fee of not less than fifteen percent (15%).

      4.06 Tenant's Payment of Additional Rent. Except as otherwise specifically
           ------------------------------------
provided herein, any sum, amount, item or charge designated or considered as additional rent in this Lease or any other sum, amount, item or charge payable by Tenant to Landlord pursuant to this Lease shall be paid by Tenant to Landlord on the first day of the month following the date on which Landlord notifies Tenant of the amount payable or on the fifth day after the giving of such notice, whichever shall be later. Any such notice shall specify in reasonable detail the basis of such additional rent. Additional rent shall be paid by Tenant to Landlord without off-set, deduction, abatement or credit.

      4.07 Review of Taxes and Cost of Operation and Maintenance. Tenant shall
           ------------------------------------------------------
have a period of six (6) months following receipt of the Statement, within which to inspect, at Landlord's office during normal business hours, Landlord's books and records concerning Taxes and Cost of Operation and Maintenance for the preceding calendar year in question. Such inspection may only be done by an accounting firm which is generally considered to be a nationally recognized firm. If Tenant shall not have availed itself of such inspection, Tenant shall be deemed to have accepted as final and determinative the amounts shown on the Statement. If Tenant shall have exercised its right to inspect the books and records, and then disputes the accuracy of the information set forth in Landlord's books and records with respect to the Statement, Tenant shall nevertheless continue to pay the amounts as required by the provisions of Sections 4.02 through 4.06. If Landlord and Tenant shall not mutually agree on the Taxes and Cost of Operation and Maintenance charged to Tenant, no later than one (1) year after receipt of the Statement, Tenant must (or its right to contest such charges shall be deemed waived) institute arbitration proceedings, against Landlord in an Arbitration proceeding governed by the rules of the American Arbitration Association to collect and recover any overpayments made by Tenant resulting from the errors in the books and records of Landlord; and provided further, that Tenant shall within ten (10) days of filing the complaint serve Landlord with a copy of the complaint filed in any such proceeding. Each party shall bear its own costs and expenses including, but not limited to attorneys' fees, arbitration costs, accounting costs, and any other fees incurred as a result of such review.

      If Tenant institutes such Arbitration procedures, then the Arbitrator shall have the power to, and shall, inquire into and determine not only whether or not the Tenant was overcharged for such Taxes and Cost of Operation and Maintenance, but whether or not the Tenant was undercharged for such Taxes and Cost of Operation and Maintenance. At the conclusion of the Arbitration, the Arbitrator shall issue a ruling as to what the Taxes and Cost of Operation and Maintenance should have been had the Landlord strictly complied with the provisions of this Lease. If the Landlord overcharged the Tenant for Taxes and Cost of Operation and Maintenance, the amount of the overcharge shall be applied to future payments of Taxes and Cost of Operation and Maintenance next due following the conclusion of the Arbitration. If the Arbitrator determines that the Tenant was undercharged for Taxes and Cost of Operation and Maintenance, Tenant shall pay the amount of such undercharge to the Landlord within thirty
(30) days following the issuance of the Arbitration Ruling.

      4.08 Late Charges. Tenant hereby acknowledges that late payment by Tenant
           -------------
to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any trust deed covering the Property. Accordingly, if any installment of Rent or other sum due from Tenant shall not be received by Landlord or Landlord's designee within three (3) days after such amount shall be due, Tenant shall pay to Landlord a late charge of Fifty Dollars ($50.00) plus interest at two percent (2%) above prime of the amount due on each past due amount. The parties hereby agree that such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted at law or equity or pursuant to this Lease.

      4.09 Acceleration of Payment. In the event a late charge becomes payable
           ------------------------
pursuant to Section 4.08 of this Lease for three installments of Rent within a twelve (12) month period, then all subsequent Rent payments shall immediately and automatically become payable by Tenant quarterly in advance instead of monthly.

      4.10 Definition of Rent. Any and all payments of Basic Rent and any and
           -------------------
all Taxes and Cost of Operation and Maintenance, CPI Escalation Amounts, fees, charges, costs, expenses, insurance obligations, late charges, and all other payments, disbursements or reimbursements which are attributable to, payable by or the responsibility of Tenant under this Lease (collectively "Rent") constitute "Rent" within the meaning of California Civil Code Section 1951(a). Any Rent payable to Landlord by Tenant for any fractional month shall be prorated based on a three hundred sixty (360) day year. All Rent owed by Tenant under this Lease shall be paid to Landlord in lawful money of the United States of America at the location specified by Landlord pursuant to Section 26.01 of the Lease. All payments of Rent owed by Tenant under this Lease shall be paid without deduction, off-set abatement or counterclaim except as specifically permitted by this Lease.


                                    ARTICLE V
                                SECURITY DEPOSIT
                                ----------------

     5.01 Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the amount of the security deposit as set forth in the Fundamental Lease Provisions hereof. Said sum shall be held by Landlord as a security deposit for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease, including but not limited to the provisions relating to the payment of Rent and payment of any other amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit the original amount with Landlord. Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of the Leans to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interests hereunder) at the expiration of this Lease Term and after Tenant has vacated the Premises. With full knowledge of the rights and privileges created therein, Tenant hereby expressly waives all rights and privileges under Section 1950.7 of the Civil Code of the State of California and any amendments thereto, or of any similar law which may hereafter be passed by the Stale of California.


                                   ARTICLE VI
                             COMPLETION OF PREMISES
                             ----------------------

      6.01 Landlord's Work. The Premises shall be completed by Landlord
           ----------------
substantially in accordance with the description of the "Layout Work" set forth in Exhibit "D" (Landlords Work Letter) attached hereto and incorporated herein by this reference. Landlord's obligation for completion of the Premises shall be defined and limited by said Exhibit "D" and Landlord shall not be required to furnish or install any item not indicated thereon. The Premises shall be deemed "Ready for Occupancy" on the date on which Tenant receives Landlord's certificate that the work described in Exhibit "D", together with the common facilities for access and service to the Premises, has been substantially completed except for items of work and adjustment of equipment and fixtures which can be completed after occupancy has been taken without causing substantial interference with Tenant's use of the Premises (i.e., so-called "punch list" items). The tenant improvement work shall be done by Landlord's contractor, as set forth in Exhibit "D" and any additional changes or improvements to the Premises shall be at Tenant's sole cost and expense.

      6.02 Tenant Delays. If Tenant shall cause any delay in the construction of
           --------------
the Premises, whether by reason of any failure by Tenant to comply with the applicable time schedule set forth in Exhibit "D" or by Tenant's requirement of materials or installations different from Landlord's standard tenant improvement work as set forth in Exhibit "D", or by delays in performance or completion by a party employed by Tenant, or by reason of changes in the work ordered by Tenant, then notwithstanding anything to the contrary contained in said Exhibit "D", the Commencement Date shall be the date which Landlord in its judgment determines could have been expected to be the Commencement Date but for such delay.

     6.03 Excess Costs. Tenant shall pay to Landlord at the time and in the
          -------------
manner specified in Exhibit "D" the entire balance of any and all costs of work and improvements different from, supplemental or additional to, Landlord's standard tenant improvement work as set forth in Exhibit "D.1". Tenant shall also pay to Landlord the entire amount of any extra expenses incurred by Landlord as specified in Exhibit "D" for any required alterations in the Property, provided Landlord in its sole discretion agrees to such alterations, as soon thereafter as Landlord determines such amount and submits a reasonably detailed statement therefor to Tenant. Upon default by Tenant in payment of any sum to be paid by Tenant pursuant to Exhibit "D", Landlord shall (in addition to all other remedies) have the rights as in the case of default in Rent under the Lease.

      6.04 Tenant Improvements - Treatment at End of Lease. All Alterations and
           ------------------------------------------------
any Tenant Improvements (as defined in attached Exhibit "D") made by or for Tenant, whether temporary or permanent in character, made either by Landlord or Tenant, shall become Landlord's property at the expiration or termination of this Lease, and shall be surrendered to Landlord in good condition upon expiration of the Term or termination of this Lease without compensation to Tenant; provided however, that at the election of Landlord, exercisable by notice to Tenant at the time Landlord consents to the plans for the Alterations or the Tenant Improvements or at any time prior to the termination of this Lease, Tenant shall, at Tenant's sole expense, prior to the expiration of the Term remove from the Premises Tenant Improvements and/or Alterations (or that portion of Tenant Improvements and/or Alterations required by Landlord, pursuant to such notice, to be removed by Tenant) and repair all damage to the Premises caused by such removal. All of Tenant's personal property, including moveable furniture, trade fixtures, and equipment not attached to the Property or the Premises, shall be completely removed by Tenant prior to the expiration of the Term. Provided, however, that Tenant shall repair all damage caused by such removal prior to the expiration of the Term, and provided further, that any of Tenant's personal property not so removed shall, at the option of Landlord, automatically become the property of Landlord. Thereafter, Landlord may retain or dispose of in any manner the personal property not so removed, without liability to Tenant. Once the Alterations are completed, they shall be treated the same as Tenant Improvements.

                                   ARTICLE VII
                               USE OF THE PREMISES
                               -------------------


      7.01 Permitted Use. Tenant shall use the Premises for general office
           --------------
purposes only in keeping with the character of a first-class office building complex and other lawful uses incidental to such office use and specifically for the use as general office only. Tenant shall not use or permit the Premises
           --------------------
to be used for any other purpose.

      7.02 Effect of Use on Insurance. Tenant shall not do or permit anything
           ---------------------------
done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate or affect any fire or other insurance upon the Property or any of its contents, or cause a cancellation of any insurance policy covering said Property or any part thereof or any of its contents, nor shall Tenant sell or permit to be kept, used or sold in or about said Premises any articles which may be prohibited by a standard form policy of insurance, without limitation upon Landlord's remedies for Tenant's breach of this Covenant, Tenant shall promptly upon demand reimburse Landlord for any additional premium charged under such policy by reason of Tenant's failure to comply with the provisions of this Article.

      7.03 Prohibited Uses. Tenant shall not do or permit anything to be done in
           ----------------
or about the Premises which will in any way obstruct or interfere with the rights of other tenants of the Property or injure them, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Further, Tenant shall not violate any of the Rules and Regulations set forth in Exhibit "E".

      7.04 Safety. Tenant shall keep the Premises equipped with all safety
           -------
appliances required by law or ordinance or any other regulation of any public authority because of any use made by Tenant. Tenant shall procure all licenses and permits so required because of such use and, if requested by Landlord, shall do any work so required because of such use at Tenants expense, it being understood that the foregoing provisions shall not be construed to broaden in any way the uses on the Premises permitted under this Lease.

      7.05 No Illegal Use. Tenant shall not use the Premises in any way, or
           ---------------
permit anything to be done in or about the Premises, which will conflict with Law, ordinance or governmental rule or regulation or requirement of duly constituted public authorities now in force or which may hereafter be enacted or promulgated. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises.

      7.06 Hazardous Materials. Tenant shall not (either with or without
           --------------------
negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances, or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Property any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease from any release of hazardous materials on the Premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of this Lease term.

      7.07 No Warranty. Tenant agrees that neither Landlord nor any agent of
           ------------
Landlord has made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises except as provided in this Lease, Tenant further agrees that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the physical condition of the Property, the land upon which it is erected, the Parking Facilities, or the Premises, or the expenses of operation of the Property, the Parking Facilities, or the Premises, or any other matter or thing affecting or related to the Premises, except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease. Except as set forth in this Lease, Tenant shall inspect the Parking Facilities, the Property and the Premises prior to the delivery of possession of the Premises and agrees to take the same "as is", and acknowledges that the taking of possession of the Premises by Tenant shall be conclusive evidence that the premises, the Property and the Parking Facilities were in good and satisfactory condition at the time such possession was so taken. Tenant acknowledges and agrees that neither Landlord nor any agent of Landlord has made any representation or warranty whatsoever or at all concerning (i) the safety of the Premises, the Property, the Parking Facilities or of any part thereof, whether for the use of Tenant or any other person, including Tenant's employees, agents, invitees, or customers, or (ii) the existence or adequacy of any security system(s) which may be installed or used by Landlord. All understandings and agreements heretofore made between the parties hereto are merged in this Lease.

      7.08 Compliance by Other Tenants. Landlord shall not be liable to Tenant
           ----------------------------
for any other occupant's or tenant's failure to conduct itself in accordance with the provisions of this Article VII, and Tenant shall not be released or excused from the performance of any of its obligations under this Lease in the event of any such failure.

      7.09 Substitution of Premises. At any time after the execution and
           -------------------------
delivery of this Lease by Landlord and Tenant, Landlord shall have the right, upon not less than thirty (30) days' prior written notice to Tenant, to substitute for the Premises, for all purposes under this Lease, other premises ("Substituted Premises") of Landlord's selection within the Property containing the same or larger amount of floor area as the Premises, provided that the Rent for the Substituted Premises shall not increase over the Rent Tenant would have had to pay for the Premises, and provided that Landlord shall (i) pay all expenses reasonably incurred in physically packing and moving Tenant's personal property and equipment to such new location, and (ii) furnish the Substituted Premises with Tenant Improvements comparable in quality to those in the Premises and (iii) pay all reasonable expenses for Tenant's new stationery and business cards. Landlord may exercise this relocation right in its sole discretion.


                                  ARTICLE VIII
                              SERVICE AND UTILITIES
                              ---------------------

      8.01 Landlord's Obligations. Subject to Article IV hereof, Landlord agrees
           -----------------------
to make available to the Premises during reasonable hours of generally recognized business days, and subject to the Rules and Regulations described in
Article XXV hereof and subject to governmental regulation, water and electricity suitable for the intended use of the Premises, and heat and air conditioning required in Landlord's reasonable judgment for the comfortable use and occupancy of the Premises, trash removal, janitorial service and window washing customary for similar buildings in the geographical area. Landlord shall also maintain and keep lighted the common stairs, entries and restrooms in the Property.

      8.02 Interruption of Services. Landlord shall not be in default hereunder
           -------------------------
or be liable for any damages directly or indirectly resulting from, nor shall the Rent herein be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing utilities and services unless due to Landlord's gross negligence, (ii) failure or delay in furnishing any such utilities or services when such failure or delay is caused by Acts of God or the elements, the making of reasonable repairs or improvements to the Premises or to the Property, labor disturbances of any character, or any other accidents or conditions beyond the reasonable control of Landlord, or (iii) the limitation, curtailment, rationing or restriction on use of water or electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises or the Property. Furthermore, Landlord shall be entitled to cooperate voluntarily with the efforts of national, state or local governmental agencies or utilities suppliers in reducing energy or other resource consumption.

      8.03 Force Majeure. Landlord and Tenant shall not be chargeable with,
           --------------
liable for, or responsible to the other for anything or in any amount for any failure to perform or delay caused by: fire; earthquake; explosion; flood; hurricane; the elements; acts of God or the public enemy; actions, restrictions, limitations or interference of governmental authorities or agents; war; invasion; insurrection; rebellion; riots; strikes or lockouts; inability to obtain necessary materials, goods, equipment, services, utilities or labor; or any other cause whether similar or dissimilar to the foregoing which is beyond the reasonable control of Landlord; and any such failure or delay due to said causes or any of them shall not be deemed a breach of or default in the performance of this Lease by Landlord or Tenant, provided, however, except as provided to the contrary in Article XV, no such occurrence, shall relieve Tenant of its obligation to pay Rent, or perform their other monetary obligations under this Lease.

      8.04 Tenant's Obligations. Tenant shall pay, prior to delinquency, all
           ---------------------
charges and fees required to be paid by Tenant under Article IV of this Lease. Landlord may, but shall have no obligation to, install (i) at Tenant's cost separate meters to measure the consumption by Tenant of utility resources including but not limited to, electricity, or (ii) meters to measure such utility resource consumption by two (2) or more tenants, the prorata share of Tenant and each such other tenant(s) for both installation and resource usage to be equitably determined by Landlord. Tenant shall not without the written consent of Landlord, use any apparatus or device in the Premises, including without limitation, electronic data processing machines, and machines using excess lighting or using current in excess of 110 volts, which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space; nor connect with electric current, except through existing electrical outlets in the Premises, or water pipes, any apparatus or device for the purposes of using electrical current or water. If Tenant shall require water or electric current or any other resource in excess of that usually furnished or supplied for use of the Premises as general office space, Tenant shall first procure the consent of Landlord which Landlord may refuse, to the use thereof. The cost of any electrical or other distribution equipment above building standard minimum and of installation, maintenance, and repair thereof shall be paid for by Tenant; space for electrical or other distribution equipment (including but not limited to electrical panels, switches, feeders, subfeeders and transformers) shall be provided in the Premises as required by code and good space planning procedures, as determined by Landlord. Tenant agrees to pay Landlord promptly upon demand by Landlord for all such water, electric current or other resource consumed, as shown by said meters, at the rates charged by the local public utility, furnishing the same, plus any additional expense incurred in keeping account of the water, electric current or other resource so consumed. Tenant shall be responsible for finding space within the Premises for Tenant's telephone system, equipment, and cable and shall obtain permits required by law and Tenant shall be responsible at its sole cost and expense for the installation thereof. Any sums payable pursuant to the foregoing provisions of this Section 8.04 shall be considered additional rent and may be added to any installment of rent thereafter becoming due, and Landlord shall have the same remedies for a default in payment of such sum as for a default in the payment of rent.

      8.05    Tenant Signing.
              ---------------

      A. Lobby Directory. The ground-level floor of the Property shall include a
         ----------------
directory, where Tenant's name as defined in this Lease shall be listed at the option and expense of Tenant, (i) alphabetically, or (ii) Tenant shall be grouped separately in alphabetical order. Tenant shall have the right to designate in writing to Landlord the name of each executive and/or professional employee at the Premises who shall be so listed; provided that Tenant shall not be entitled to have so listed more than one (1) such name for each full one thousand (1,000) square feet of Rentable Area of the Premises.

      B. Suite Identity. Landlord, at Landlord's sole cost and expense, shall
         ---------------
provide Tenant with Suite Number Designation Signage. Tenant, at Tenant's sole cost and expense, is obligated to purchase signage identifying Tenant's business name pursuant to this Lease, in compliance with Landlord's signage and design program and which signing shall be purchased through Landlord only. No other signage shall be permitted.

                                   ARTICLE IX
                             MAINTENANCE AND REPAIRS
                             -----------------------

     9.01     Landlord's Obligations.
              -----------------------

     A. Landlord shall maintain in good condition and good repair the structural elements of the Property and the public and common areas of the Property and the Systems, as the same may exist from time to time, except for reasonable wear and tear, and except as provided in Section 8.01 to the contrary. Landlord shall have no obligation to make repairs under this Section 9.01 until a reasonable time after receipt of written notice of the need for such repairs. In no event shall any payments owed by Tenant under this Lease be abated, nor shall Landlord have any liability for interruption or interference in Tenant's business, on account of Landlord's failure to make repairs under this Section 9.01.

     B. Riser Cable. Landlord will maintain the telephone cable it has installed
        ------------
inside the Property. Landlord, however, shall not be responsible for interruption of service transmission, installation, and/or quality of intra-building network cable.

     9.02     Tenant's Obligations.
              ---------------------

     A. Tenant shall maintain the Premises at Tenant's sole cost and expense in good order, condition and repair including the interior surfaces of the ceilings, walls and floors, all doors, cabinetry, interior windows and glass, all plumbing, pipes, electrical wiring, switches, fixtures, building standard furnishings, special items in excess of standard tenant improvements, and equipment whether or not installed by Landlord at Tenant's request including but not limited to the initial installation. Tenant hereby waives the right to make repairs at Landlord's expense under the provisions of any applicable laws.

     B. Tenant agrees to repair any damage to the Premises or the Property caused by or in connection with the removal of any articles of personal property, business or trade fixtures, machinery, equipment, cabinetwork, furniture, movable partition or permanent improvements or additions, including without limitation thereto, repairing the floor and patching and painting the walls where required by Landlord to Landlord's reasonable satisfaction, all at the Tenant's sole cost and expense.

     C. In the event Tenant fails to maintain the Premises in good order, condition and repair, Landlord may (but shall not be obligated to) give Tenant notice to do such acts as are reasonably required to so maintain the Premises. In the event that after such notice Tenant shall fail to promptly commence such work and diligently prosecute it to completion, then Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand with interest from the date of such work.

                                    ARTICLE X
                           RIGHTS RESERVED TO LANDLORD
                           ---------------------------

      10.01 Right of Entry to Make Repairs. Landlord shall have the right to
            -------------------------------
enter the Premises at all reasonable times for the purpose of making any alterations, additions, improvements or repairs to the Premises or the Property as Landlord may deem necessary or desirable or as may be required by Law, without liability to Tenant and without Tenant having the right to claim damages, constructive eviction, or rent abatement. Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes. Notwithstanding any contrary provision of this Section 10.01, Landlord shall have the right to enter the Premises during business hours without the consent of Tenant, however, Landlord shall take all reasonable steps to avoid interference with Tenant's operation of its business. Landlord shall have the immediate right of entry at any time in an emergency.

      10.02 Property Name Change. Landlord reserves to itself and shall at any
            ---------------------
and all times have the right to change the name or street address of the Premises or Property.

      10.03 Signs. Landlord reserves to itself and shall at any and all times
            ------
have the right to install, maintain and modify signs on the exterior and interior of the Property, except within the Premises.

      10.04 Remodeling. Landlord reserves to itself and shall at any and all
            -----------
times have the right to decorate, remodel, alter or otherwise repair the Premises for reoccupancy during the last six (6) months of the term hereof if Tenant has vacated the premises, or any time after Tenant abandons the Premises.

      10.05 Alterations to Common Areas. Landlord may, from time to time, make
            ----------------------------
alterations, modifications, and rehabilitation to the Property, which might cause certain annoyance and inconvenience to Tenant in connection with such work, without liability to Tenant and without Tenant having the right to claim damages including but not limited to claims of breach of quiet enjoyment, constructive eviction, or rent abatement as long as Tenant is able to, or does, conduct business operations from the Premises. Landlord reserves to itself and shall at any and all times have the right to do or permit to be done any work in or about the exterior of the property.

      10.06 Business in Property. Landlord reserves to itself and shall at any
            ---------------------
and all times have the right to grant to anyone the exclusive right to conduct any business or render any service in the Property, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted by this Lease.

      10.07 Other Tenancies. Landlord reserves to itself and shall at any and
            ----------------
all times have the right to effect such other tenancies in the Property as Landlord in the exercise of its sole business judgment shall determine to best promote the interest of the Property. Tenant does not rely on the fact nor does Landlord represent that any specific tenant or number of tenants shall during the term of this Lease occupy any space in the Property.


                                   ARTICLE XI
                            ALTERATIONS AND ADDITIONS
                            -------------------------

     11.01 Tenant's Rights To Make Alterations. Following the date on which
           ------------------------------------
Tenant first occupies the Premises, Tenant, at its sole cost and expense, shall have the right upon receipt of the Landlord's prior written consent to make alterations, additions, or improvements to the Premises in accordance with this
Section 11.01 and which are standard for office use. Provided, however, Landlord shall not be required to consent to any alterations, additions, or improvements if such alterations, additions or improvements adversely affect the utility of the Premises for future tenants, alter or affect the exterior appearance of the Property, affect the structural integrity of the Property or the plumbing, mechanical, electrical or HVAC systems servicing the Property (Systems), or are otherwise prohibited under this Lease. Such permitted alterations, additions, and improvements to the Premises made by or for Tenant following the date on which Tenant first occupies the Premises are collectively called "Alterations". All such Alterations shall be made in conformity with the requirements of
Section 11.02 below.

      11.02 Installation of Alterations. Any Alterations installed by Tenant
            ----------------------------
during the Term shall be done in strict compliance with all of the following:

      A. No such work shall proceed without Landlord's prior written approval of
(1) Tenant's contractor(s); (2) receipt of certificates of insurance from a company or companies which are permitted to do business in the State of California, who must have a financial rating of at least an AXIII status as rated in the most recent edition of Best's Insurance Reports, evidencing compliance with the insurance requirements for Combined Single Limit Bodily Injury and Property Damage Insurance covering comprehensive general liability and automobile liability, in an amount not less than Three Million Dollars ($3,000,000.00) per occurrence and endorsed to show Landlord and Landlord's Manager as additional insureds, and for workers' compensation as required by law, endorsed to show a waiver of subrogation by the insurer to any claims Tenant's contractor may have against Landlord or Landlord's Manager; and (3) detailed plans and specifications for such alterations.

      B. All such work shall be done in conformity with a valid building permit and/or all other permits or licenses when and where required, copies of which shall be furnished to Landlord before the work is commenced, and any work not acceptable to any governmental authority or agency having or exercising jurisdiction over such work, or not reasonably satisfactory to Landlord, shall be promptly replaced and corrected at Tenant's expense. Landlord's approval or consent to any such work shall not impose any liability upon the Landlord.

      C. Tenant shall immediately reimburse Landlord for any expense incurred by Landlord by reason of any work done by Tenant or Tenant's contractors, or by reason of delays caused by such work or by reason of inadequate cleanup or by reason of any damage to the Property.

      D. All work by Tenant shall be scheduled through Landlord and shall be diligently and continuously pursued from the date of its commencement through its completion.

      E. Tenant shall reimburse Landlord for any actual out-of-pocket costs and expenses incurred by Landlord in reviewing the plans and specifications for the work, plus a fee of fifteen percent (15%) of the cost to Tenant all due and payable prior to commencement of the Alterations (materials, labor, and other expenses) in connection with the Alteration.

      F. Tenant or Tenant's Contractor shall obtain any bonds required by Landlord.

      11.03 Tenant Security Systems. If Tenant wishes to establish or install at
            ------------------------
tenants sole cost and expense any automated and/or non-automated security system in, on or about the Premises, Tenant shall first notify Landlord of Tenant's plan for any such system, and Landlord shall have the right to review and approve or disapprove said plan in Landlord's sole and absolute discretion. If Landlord approves any such plan and Tenant establishes or installs any automated and/or non-automated security system in, on or about the Premises, should such system adversely affect the Premises or the Property or the desirability of the Premises or Property as office space, or as an office building, or have an adverse affect on other Tenants, Landlord shall have the right to review Tenant's security system from time to time and by written notice require tenant to remove or make such changes in personnel and/or equipment, at Tenant's sole cost and expense and without any liability to Landlord as Landlord in its sole discretion deems necessary. Tenant shall make said required changes within five (5) days following receipt of such notice.


                                   ARTICLE XII
                                    INDEMNITY
                                    ---------

      12.01 Hold Harmless. Except for the willful misconduct or gross negligence
            --------------
of Landlord, Tenant shall indemnify and hold Landlord harmless from and defend Landlord against any and all claims or liability for any injury or damage to any person or property whatsoever (i) occurring in, on or about the Premises, and
(ii) occurring in, on or about the Common Areas and Parking Facilities, when such injury or damage is caused in part or in whole by the act, neglect, fault or omission of any duty with respect to the same by Tenant, its agents, contractors, employees or invitees. Tenant shall further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the provisions of this Lease, or arising from any act or negligence of Tenant, or any of its agents, contractors, employees and from and against all costs, attorneys fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. In case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expenses by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to person in, upon or about the Premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except for damages resulting from Landlord's willful misconduct or gross negligence. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant of the Property.

      12.02 Exemption of Landlord from Liability. Except for the willful
            -------------------------------------
misconduct or gross negligence of Landlord, Landlord shall not be liable to Tenant for any compensation or reduction of Rent by reason of inconvenience or annoyance or for loss of business arising from the necessity of Landlord or its agents entering the Premises for any of the purposes authorized in this Lease, or for repairing the Premises or any portion of the Property, however the necessity may occur. In case Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any services or performing any other covenant or duty to be performed on Landlord's part pursuant to the provisions of this Lease, by reason of any cause beyond Landlord's reasonable control, including without limitation the causes set forth in section 8.03, Landlord shall not be liable to Tenant therefor, nor, except as expressly otherwise provided in Articles XV and XVI, shall Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises. Tenant hereby agrees that Landlord, except for the gross negligence of Landlord, its agents and employees, shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, or any other person in or about the Premises, nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause whatsoever. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant of the Property, theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority, or any other matter reasonably beyond the control of Landlord.


                                  ARTICLE XIII
                               TENANT'S INSURANCE
                               ------------------


      13.01 Insurance. Tenant shall at Tenant's own cost and expense, and with
            ----------
an insurance company acceptable to Landlord obtain and keep, in full force and effect, the following insurance coverage:

      A. Liability Insurance. A policy of comprehensive general liability and
         --------------------
property damage insurance (including automobile, personal injury, broad form contractual liability and broad form property damage) under which tenant is named as the insured and Landlord, Landlord's Agent and mortgagees (whose names shall have been furnished to Tenant) are named as additional insureds and under which the insurer agrees to indemnify and hold the Landlord, its Agent and all applicable mortgagees harmless from and against all cost, expense and/or liability arising out of or based upon the hold harmless obligation in Section
12.01 of this Lease. The minimum limits of liability shall be a combined single limit with respect to each occurrence of not less than One Million Dollars ($1,000,000.00). The policy shall contain a cross liability endorsement and shall be primary coverage for Tenant and Landlord for any liability arising out of Tenant's and Tenant's employees use, occupancy or maintenance of the premises and all areas appurtenant thereto.

      B. Property Insurance. On all its personal property and Tenant
         -------------------
Improvements located in the Property, a policy of All Risk insurance inclusive of standard fire and extended coverage insurance, naming Landlord and Landlord's agent and Tenant as named Insureds, with vandalism and malicious mischief endorsements, to the extent of one hundred percent (100%) of the full replacement value (as Landlord and Tenant may reasonably determine from time to time) of Tenant's personal property and the Tenant Improvements. Landlord will not be required to carry insurance of any kind on any Alterations or Tenant improvements, on Tenant's furniture or furnishings, or on any of Tenant's fixtures, equipment, improvements, alterations or appurtenances under this Lease; and Landlord shall not be obligated to repair any damage thereto or replace the same.

      C. Worker's Compensation. Worker's Compensation and Employer's Liability
         ----------------------
insurance as required by law.

      D. Business Interruption. Loss of income and business interruption
         ----------------------
insurance in such amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises or to the Property as a result of such perils.

      E. Other Insurance. Any other forms of insurance as the Tenant, the
         ----------------
Landlord, or the mortgagees may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant would protect itself.

      F. Technical Requirements. Tenant shall provide Landlord, prior to the
         -----------------------
Commencement Date, and thereafter as Landlord may reasonably request, certificates issued by the insurance companies which are providing coverage, which insurance companies are permitted to do business in the state of California, which must have a financial rating of at least an AXIII status as rated in the most recent edition of Best's Insurance Reports, evidencing compliance with the above insurance requirements and naming Landlord and Landlord's Manager as additional insureds. All policies shall provide for notice of renewal to Landlord not less than thirty (30) days prior to expiration, and shall provide for notice to Landlord of cancellation prior to said cancellation. Landlord may upon thirty (30) days' notice to Tenant, require an increase of the above liability limits if Landlord deems it to be inadequate when compared to the then existing comparable office lease practice in the area in which the Property is located, or as Landlord may reasonably require. The limits of said insurance shall not, however, limit the liability of Tenant under Section 12.01 above. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by the Tenant provided such blanket policies expressly afford coverage to the Premises and to Tenant as required by this Lease.

      13.02 Assumption of Risk. Tenant, as a material part of the consideration
            -------------------
to Landlord, hereby assumes all risk of damage to Tenant's business and personal property or injury to persons, in, upon or about the Premises from any cause and Tenant hereby waives all such claims against Landlord. Landlord and Landlord's Employees shall not be liable for any damage to any of Tenant's personal property entrusted to Landlord or Landlord's Employees, nor for loss or damage to any of Tenant's personal property by theft or otherwise. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Property.

      13.03 Waiver of Subrogation. Any policy or policies of fire, extended
            ----------------------
coverage or similar casualty insurance which Tenant obtains in connection with the Premises shall include a clause or endorsement denying the insurer any right of subrogation against Landlord to the extent rights have been waived by the insured prior to the occurrence of injury or loss. Tenant hereby waives any rights of recovery against Landlord for injury or loss due to hazards covered by insurance to the extent of the injury or loss covered thereby.

      13.04 Tenant's Failure to Insure. In the event Tenant fails to procure and
            ---------------------------
maintain insurance as required by this Article XIII, Landlord may, but shall not be required to, procure and maintain same at the sole cost and expense of the Tenant or deem such failure as a material breach of the Lease subject to all the rights and remedies as provided herein and by law.


                                   ARTICLE XIV
                                MECHANICS' LIENS
                                ----------------

      14.01 Not Permitted. Tenant hereby agrees that it will pay or cause to be
            --------------
paid all costs for work done by it or caused to be done by it on the Premises. Tenant shall not permit any mechanics', laborers', materialmen's or similar liens on account of work done by Tenant or persons claiming under it to be filed against the Property, nor against Tenant's leasehold interest in the Premises. If Tenant shall desire to contest any claim of lien, it shall furnish Landlord adequate security of the value or in the amount of the claim, plus estimated costs and interest, or a bond of a responsible corporate surety in such amount as is necessary to release the lien; provided, however, if a final judgment establishing the validity or existence of a lien for any amount is entered, Tenant shall pay and satisfy it.

      14.02 Posting. Landlord shall have the right at all reasonable times to
            --------
post and keep posted on the Premises any notices which it deems necessary for protection from such liens.

      14.03 Landlord's Right to Cause Release. Subject to Section 14.01 above,
            ----------------------------------
if any such liens are filed, Landlord may, without waiving its rights and remedies based on such breach of Tenant and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payment and satisfaction of the claim giving rise to such lien. Tenant shall pay Landlord at once, upon notice by Landlord, any sum paid by Landlord to remove such liens, together with interest, and all related costs.


                                   ARTICLE XV
                             DAMAGE AND RESTORATION
                             ----------------------

      15.01 Loss Covered By Insurance. If at any time prior to the expiration or
            --------------------------
termination of this Lease, the Premises or the Property are wholly or partially damaged or destroyed by a risk, the loss to Landlord from which is fully covered by insurance maintained by Landlord or for Landlord's benefit, which risk renders the Premises totally or partially inaccessible or unusable by Tenant in the ordinary conduct of Tenant's business, then:

      A. Repairs Which Can Be Completed Within One Year. If all repairs to such
         -----------------------------------------------
Premises or Property can, in Landlord's judgment, be completed within one (1) year following the date of notice to Landlord of such damage or destruction without the payment of overtime or other premiums, and if such damage or destruction is not the result of the intentional willful misconduct of Tenant or Tenant's employees, guests or invitees, Landlord shall, at Landlord's expense, repair the same and this Lease shall remain in full force and effect and a proportionate reduction of Rental shall be allowed Tenant for such portion of the Premises as shall be rendered inaccessible or unusable to Tenant, and which is not used by Tenant, during the period of time that such portion is unusable or inaccessible. There shall be no proportionate reduction of Rental by reason of any portion of the Premises being unusable or inaccessible due to the intentional willful misconduct of Tenant or Tenant's employees for a period equal to five (5) business days or less.

      B. Repairs Which Cannot Be Completed Within One Year. If such damage or
         --------------------------------------------------
destruction is not the result of the willful misconduct of Tenant or Tenant's employees, and if all such repairs cannot, in Landlord's judgment, be completed within one (1) year following the date of notice to Landlord of such damage or destruction without the payment of overtime or other premiums, Landlord may, at Landlord's sole and absolute option, upon written notice to Tenant no later than sixty (60) days after notice to Landlord of the occurrence of such damage or destruction, elect to repair such damage or destruction at Landlord's expense, and in such event, this Lease shall continue in full force and effect but the Rent shall be proportionately reduced as provided in, and to the extent provided in, section 15.01(A). If Landlord does not elect to make such repairs and notifies Tenant of such election within the prescribed time period, then either party may, by written notice to the other, terminate this Lease as of the date of the occurrence of such damage or destruction, by notice given to the other.

     15.02 Loss Not Covered By Insurance. If, at any time prior to the
           ------------------------------
expiration of this Lease, the Premises or the Property are totally or partially damaged or destroyed from a risk, the loss to Landlord from which is not fully covered by insurance maintained by Landlord or for Landlord's benefit, which damage renders the Premises inaccessible or unusable to Tenant in the ordinary course of its business, Landlord may, at its option, upon written notice to Tenant no later than sixty (60) days after notice to Landlord of the occurrence of such damage or destruction, elect to repair or restore such damage or destruction, or Landlord may elect to terminate this Lease. If Landlord elects to repair or restore such damage or destruction, this Lease shall continue in full force and effect but the Rental shall be proportionately reduced as provided in, and to the extent provided in, section 15.01(A). If Landlord does not elect by notice to Tenant to repair such damage, or if the damage cannot, in Landlord's judgment, be completed within one (1) year following the date of notice to Landlord of such damage or destruction, this Lease shall terminate.

     15.03 Loss Caused by Tenant or Tenant's Employees. If the Premises or the
           --------------------------------------------
Property are wholly or partially damaged or destroyed as a result of the negligence or willful misconduct or omission of Tenant or Tenant's Employees and Landlord elects to undertake to repair or restore all such damage or destruction, such repair and restoration shall be at Tenant's sole cost and expense, and this Lease shall continue in full force and effect without any abatement or reduction in Rental or other payments owed by Tenant; provided however, that Tenant shall be relieved of its obligation pursuant to this
Section 15.01(A) to the extent that insurance proceeds are collected by Landlord with respect to insurance obtained by Landlord as part of Cost of Operation and Maintenance, in which case Tenant shall be responsible for the payment of the deductible and that portion not covered by the insurance.

      15.04 Destruction During Final Year. Notwithstanding anything to the
            ------------------------------
contrary contained in Sections 15.01, 15.02 or 15.03, if the Premises or the Property are wholly or partially damaged or destroyed within the final twelve
(12) months of the Term or this Lease, Landlord may, at its option, by giving Tenant notice no later than sixty (60) days after notice to Landlord of the occurrence of such damage or destruction, elect to terminate this Lease.

      15.05 Destruction of Tenant's Personal Property, Tenant Improvements or
            ----------------------------------------------------------------
Property of Tenant's Employees. In the event of any damage to or destruction of
------------------------------
the Premises or the Property, under no circumstances shall Landlord be required to repair any injury, or damage to, or make any repairs to or replacements of, Tenant's personal property or the Alterations or Tenant Improvements or any other improvements installed in the Premises by Tenant or Landlord, and Tenant shall repair and restore all such personal property and Tenant Improvements at Tenant's sole cost and expense. Landlord shall have no responsibility for any contents placed or kept in or on the Premises or the Property by Tenant or Tenant's Employees.

      15.06 Mutual Release. Upon any termination of this Lease under any of
            ---------------
the provisions of this Article, the parties shall be released thereby without further obligation to the other from the date possession of the Premises is surrendered to Landlord, except for items which have theretofore accrued and are then unpaid.

     15.07 Delay in Restoration. Tenant shall not be released from any of its
           ---------------------
obligations under this Lease by reason of fire or other casualty, except to the extent and upon the conditions expressly stated in this Article. Notwithstanding anything to the contrary contained in this Article, should Landlord be delayed or prevented from repairing or restoring the damaged Premises by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or any other cause beyond the reasonable control of Landlord, Landlord shall be relieved of its obligation to make such repairs or restoration for a period equal to such delay or prevention.

     15.08 Exclusive Remedy. This Section 15.08 shall be Tenant's sole and
           -----------------
exclusive remedy in the event of damage or destruction to the Premises or the Property, and Tenant, as a material inducement to Landlord entering into this Lease, irrevocably waives and releases Tenant's rights under California Civil Code Sections 1932 and 1933(4). No damages, compensation or claim shall be payable by Landlord for any inconvenience, any interruption or cessation of Tenant's business, or any annoyance, arising from any damage to or destruction of all or any portion of the Premises or the Property.


                                   ARTICLE XVI
                                  CONDEMNATION
                                  ------------

     16.01 Condemnation. If all or any part of the Premises shall be taken or
           -------------
appropriated for public or quasi-public use by the right of eminent domain, with or without litigation or transferred by agreement in connection with such public or quasi-public use, either party hereto shall have the right at its option exercisable within thirty (30) days of receipt of notice of such taking to terminate this Lease as of the date possession is taken by the condemning authority, provided, however, that before Tenant may terminate this Lease by reason of taking or appropriation as provided hereinabove, such taking or appropriation shall be of such an extent and nature as to substantially handicap, impede or impair Tenant's use of the Premises. If any part of the Property other than the Premises shall be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease. In the event of a partial taking which does not result in a termination of this Lease, Basic Rent shall be equitably abated to the extent Tenant's square footage has been taken. A sale by Landlord under threat of condemnation shall constitute a "taking" for the purpose of this Article.

     16.02 Restoration. In the event of a partial taking which does not result
           ------------
in a termination of this Lease, Landlord shall proceed with reasonable diligence to restore the remaining portion of the Premises (other than Tenant's property or any of Tenant's goods, furniture or furnishings) as nearly as practicable to its condition prior to such condemnation or taking. Tenant agrees that Landlord's obligation to restore is limited by the provisions of Section 16.01 above.

     16.03 Award. In the event of any condemnation or taking of all or a part of
           ------
the Property, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this Lease in Tenant, and Tenant hereby assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award; provided, however, that nothing shall preclude Tenant from intervening in any such condemnation proceeding to claim or receive from the condemning authority any compensation to which Tenant may otherwise lawfully be entitled in such case with respect only to Tenant's personal property or for relocation costs.

      16.04 Condemnation for a Limited Period. Notwithstanding the provisions of
            ----------------------------------
Sections 16.01, 16.02 and 16.03 above, if all or any portion of the Premises shall be condemned or taken for governmental occupancy for a limited period, this Lease shall not terminate, there shall be no abatement of Basic Rent or additional rent payable hereunder, and Tenant shall be entitled to receive the entire award therefor (whether paid as damages, rent or otherwise) unless the period of governmental occupancy extends beyond the expiration of this Lease, in which case Landlord shall be entitled to such part of such award as shall be properly allocable to the cost of restoration of the Premises, and the balance of such award shall be apportioned between Landlord and Tenant as of the date of such expiration. If the termination of such governmental occupancy is prior to expiration of this Lease, Tenant shall, to the extent an award has been made for the purpose of restoring the Premises, after application for the diligent pursuit of such award by Tenant, restore the Premises as nearly as possible to the condition of the Premises prior to the condemnation or taking.


                                  ARTICLE XVII
                                QUIET POSSESSION
                                ----------------

      17.01 Landlord covenants and agrees with Tenant that upon paying the Rent and other monetary sums due under this Lease, and performing the covenants and conditions on the part of Tenant to be performed hereunder, Tenant shall quietly have, hold and enjoy the Premises during the term of this Lease.


                                  ARTICLE XVIII
                              ESTOPPEL CERTIFICATE
                              --------------------


      18.01 Tenant's Statement. Within ten (10) days after written request
            -------------------
therefor from Landlord, Tenant shall execute and deliver to Landlord a statement as Landlord may reasonably request, or as a prospective purchaser or encumbrancer of the Property may request (i) certifying that this Lease is in full force and effect, without modification (or if modified, stating the nature of such modification and certifying that this Lease, as modified is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, (ii) acknowledging that there are not any uncured defaults on the part of Landlord hereunder, or specifying such defaults if they are claimed, and (iii} any other requirements of a prospective purchaser or encumbrancer of the Premises. Any such statements may be conclusively relied upon by any prospective purchaser or encumbrancer of the Property. Failure by Tenant to deliver the Estoppel Certificate within the ten (10) day period shall be deemed to conclusively establish that this Lease is in full force and effect and has not been modified except as may be represented by Landlord.


                                   ARTICLE XIX
                                    DEFAULTS
                                    --------

      19.01 The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

      A. Failure to Pay Rent. If Tenant shall fail to make any payment of Rent
         --------------------
owed by Tenant under this Lease, as and when due, and where such failure is not cured within three (3) days following receipt of notice by Tenant from Landlord. Such three (3) day notice is in lieu of, and not in addition to, any notice required under Section 1161 of the California Code of Civil Procedure.

      B. Abandonment. The abandonment or vacation of the Premises by Tenant for
         ------------
ten (10) consecutive days.

      C. Non-Performance of Other Covenants. A failure by Tenant to observe and
         -----------------------------------
perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for ten (10) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such ten (10) day period Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion.

      D. Bankruptcy; Assignment. The making by Tenant or by any guarantor of
         -----------------------
this Lease of any general assignment for the benefit of creditors; the filing by or against Tenant or by or against any guarantor of this Lease of a petition to have Tenant or any guarantor of this Lease adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless in the case of a petition filed against Tenant or any guarantor of this Lease, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets or all of the assets of such guarantor of this Lease located at the Premises or of Tenant's interest or of such guarantor's interest in this Lease where possession is not restored to Tenant or to such guarantor within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's or such guarantor's assets located at the Premises or of Tenant's or such guarantor's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event Tenant files a petition for reorganization, arrangement or liquidation under any law relating to bankruptcy, or such a petition is involuntarily filed against Tenant, Landlord shall be entitled to recover from

Tenant, or any assignee or sublessee of Tenant's rights and obligations hereunder, all reasonable attorney's fees and costs related to Landlord's attempts to regain possession of the Premises or to cause an assumption (and assignment) of this Lease by Tenant through the bankruptcy court. Any assignee or sublessee of Tenant's interest in this Lease as a result of a bankruptcy proceeding shall be jointly and severally liable with Tenant for payment of said reasonable attorney's fees within ten (10) days of proper billing.

      19.02 Recovery from Tenant on Termination. In the event of any such
            ------------------------------------
default by Tenant, then in addition to any other remedies available to Landlord now or later permitted by law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant;

      A. Past Rent. The worth at the time of award of any unpaid Rent or other
         ----------
charges which had been earned at the time of such termination; plus

      B. Rent Prior to Award. The worth at the time of award of the amount by
         --------------------
which the unpaid rent would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

      C. Rent After Award. The worth at the time of award of the amount by which
         -----------------
the unpaid rent for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

      D. Proximately Caused Damages. Any other amount necessary to compensate
         ---------------------------
Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and


      E. Additional Damages. At Landlord's election, such other amounts in
         -------------------
addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law.

      19.03 Worth at Time of Award. As used in Section 19.02(A) and 19.02(B)
            -----------------------
above, the "worth at the time of award" is computed by allowing interest at the Bank of America prime commercial rate plus two percent (2%), but not to exceed the maximum rate of interest allowed by law. As used in Section 19.02(C) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

      19.04 Vacation or Abandonment. In the event of the vacation or abandonment
            ------------------------
of the Premises by Tenant or in the event that Landlord shall elect to re-enter as provided above or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided above, Landlord may from time to time, without terminating this Lease, either recover all rent as it becomes due or relet the Premises or any part thereof for such term and upon such terms and conditions as Landlord in its sole discretion may deem advisable, Landlord hereby reserving the right in such instances to make alterations and repairs to the Premises.

      19.05 Election to Terminate Lease. No re-entry into or taking of
            ----------------------------
possession of the Premises by Landlord pursuant to this Article shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of any default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such default.

      19.06 Default by Landlord. Landlord shall not be deemed to be in default
            --------------------
in the performance of any obligation required by it under this Lease, or under any agreement executed in connection herewith, unless and until it has failed to perform such obligation within twenty (20) days after receipt of written notice by Tenant to Landlord, specifying wherein Landlord has failed to perform such obligation provided, however, if the nature of Landlord's obligation is such that thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such thirty (30) day period and thereafter diligently prosecute the same to completion.

      19.07 Right of Entry and Re-Let. In the event of any default by Tenant,
            --------------------------
Landlord shall also have the right, with or without terminating this Lease, to enter the Premises and remove all persons and personal property from the Premises, such property being removed and stored in a public warehouse or elsewhere at Tenant's sole cost and expense. No removal by Landlord of any persons or property in the Premises shall constitute an election to terminate this Lease. Such an election to terminate may only be made by Landlord in writing, or decreed by a court of competent jurisdiction. Landlord's right of entry shall include the right to remodel the Premises and re-let the Premises. All costs incurred in such entry and re-letting shall be paid by Tenant. In the event that Landlord shall elect to so relet, then rent received by Landlord from such reletting shall be applied; first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Rents collected by Landlord from any other tenant which occupies the Premises shall be offset against the amounts owed to Landlord by Tenant. Tenant shall be responsible for any amounts not recovered by Landlord from any other tenant. Any payments made by Tenant shall be credited to the amounts owed by Tenant in the sole order and discretion of Landlord. No entry by Landlord shall prevent Landlord from later terminating this Lease by written notice.

      19.08 Waiver of Redemption. Tenant hereby waives, for itself and all
            ---------------------
persons claiming by and under Tenant, all rights and privileges which it might have under California Code of Civil Procedure 1174 and any present or future law to redeem the Premises or to continue the Lease after being dispossessed or ejected from the Premises.

      19.09 Right to Perform. If Tenant fails to perform any covenant or
            -----------------
condition to be performed by Tenant, Landlord may perform such covenant or condition at its option, after notice to Tenant. All costs incurred by Landlord in so performing shall immediately be reimbursed to Landlord by Tenant, together with interest at the legal rate allowed by law, computed from the due date. Any performance by Landlord of Tenant's obligations shall not waive or cure such default. Landlord may perform Tenant's defaulted obligations at Tenant's sole cost and expense without notice in the case of any emergency. All costs and expenses incurred by Landlord, including reasonable attorney's fees (whether or not legal proceedings are instituted) in collecting rent or enforcing the obligations of Tenant under the Lease shall be paid by Tenant to Landlord upon demand.

      19.10 Remedies Not Exclusive. The rights and remedies of Landlord set
            -----------------------
forth herein are not exclusive, and Landlord may exercise any other right or remedy available to it under this Lease, at law or in equity.

      19.11 Credit Reporting. Notwithstanding those terms and conditions
            -----------------
contained herein, it is hereby agreed and understood by Tenant that in the event Tenant fails to pay any sums due and owing under this Lease, when due Landlord, Landlord may, at Landlord's sole and absolute discretion, take any and all remedial measures necessary to effectuate payment of arrearages, including but not limited to noticing any or all credit reporting agencies including TRW.

      19.12 N.S.F. Checks. It is hereby agreed by and between the parties herein
            --------------
that in the event Tenant's payment of Basic Rent and/or additional rent or any such other costs or expenses required to be paid by Tenant under this Lease shall be returned to Landlord for insufficient funds, Tenant shall pay forthwith upon demand, the sum of Fifty Dollars ($50.00) as Landlord's administrative fee per check. Further, it is agreed and understood that in the event Tenant tenders a bad check to Landlord, Landlord may, in its sole discretion, require Tenant to pay any future sum or sums required in this Lease by Cashier's Check for the remainder of the lease term.

                                   ARTICLE XX
                              SURRENDER OF PREMISES
                              ---------------------

      20.01 At the expiration or termination of this Lease, Tenant shall surrender to Landlord the Premises and all alterations and additions thereto in good order, repair and condition (except for ordinary wear and tear). Tenant shall remove all personal property and trade fixtures prior to the expiration of the term, including any signs, notices and displays placed by Tenant. Tenant shall perform all necessary restoration, including, without limitation, restoration made necessary by the removal of Tenant's personal property and trade fixtures (or of any alterations required to be removed by Tenant pursuant to the provisions of Section 6.04 hereof) prior to the expiration or termination of this Lease.

      Landlord can elect to retain or dispose of, in any manner, any alterations, Tenant's personal property or trade fixtures that Tenant does not remove from the Premises on expiration or termination of the term as allowed or required by this Lease. Title to any such alterations, Tenant's personal property or trade fixtures that Landlord elects to retain or dispose of on expiration of the term shall vest in Landlord. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of any such alterations, Tenant's personal property or trade fixtures. Tenant shall be liable to Landlord for Landlord's costs for storing, removing and disposing of any alterations, Tenant's personal property or trade fixtures and shall indemnify and hold Landlord harmless from the claim of any third party to an interest in said personal property.

                                   ARTICLE XXI
                      ASSIGNMENT, SUBLEASE AND ENCUMBRANCE
                      ------------------------------------

      21.01 Right to Assign, Sublease and Encumber. Landlord and Tenant
            ---------------------------------------
recognize and specifically agree that this Section 21.01 is, in part, an economic provision, like Rent, and that the Landlord's right to recapture, and to share in excess Base Rent, was granted by Tenant to Landlord in consideration of certain other economic concessions granted by Landlord to Tenant.

      Tenant may voluntarily assign or encumber its interest in this Lease or in the Premises, or sublease all or any part of the premises, or allow any other person or entity to occupy or use all or any part of the Premises, upon complying with Section 21.02 and first obtaining Landlord's prior written consent. Any assignment, encumbrance or sublease without Landlord's prior written consent shall be voidable, at Landlord's election, and shall constitute a default. No consent to an assignment, encumbrance, or sublease shall constitute a further waiver of the provisions of this Section. Tenant hereby agrees to use Landlord's sublease and/or Assignment form.

      21.02 Procedure For Assignment and Sublease. Tenant shall advise Landlord
            --------------------------------------
by notice of (1) Tenant's intent to assign or encumber this Lease, or sublease all or part of the Premises, (2) the name of the proposed assignee or sublessee, and evidence reasonably satisfactory to Landlord that such proposed assignee or sublessee is comparable in reputation, stature and financial condition to the other tenants then leasing comparable space in the Property) and (3) the terms of the proposed assignment or subletting, and Landlord shall, within thirty (30) days of receipt of such notice, and any additional information reasonably requested by Landlord concerning the proposed assignee's or sublessee's financial responsibility, elect one of the following:

      A. Consent to such proposed assignment, encumbrance or sublease;

      B. Refuse such consent, which refusal shall be on reasonable grounds; or

      C. Elect to terminate the Lease in the event of an assignment, or in the case of a sublease, terminate this Lease as to the portion of the Premises proposed to be sublet for the remaining Term of the Lease, which termination will be effective forty-five (45) days after Landlord sends Tenant a timely notice electing to exercise such termination right.

      21.03 Affiliated Companies/Restructuring of Business Organization.
            ------------------------------------------------------------
Occupancy of all or part of the Premises by parent, subsidiary, or affiliated companies of Tenant shall not be deemed an assignment or subletting provided that such parent, subsidiary or affiliated companies were not formed as a subterfuge to avoid the obligation of this Section 21.01. If Tenant is a corporation, unincorporated association, trust or general or limited partnership, then the sale, assignment, transfer or hypothecation of any shares, partnership interest, or other ownership interest of such entity which from time to time in the aggregate exceeds twenty-five percent (25%) of the total outstanding shares shall be deemed an assignment subject to the provisions of this Section 21.01.

      21.04 Reasonable Grounds for Withholding Landlord's Consent to a
            ----------------------------------------------------------
Proposed Assignment or Sublease. Without limiting Landlord's right to refuse to
--------------------------------
consent to an assignment or sublease for good, sufficient and reasonable cause, it shall not be unreasonable for Landlord to withhold its consent to an assignment or a sublease because the proposed assignee or sublessee:

      A. Is a government entity;

      B. Is an occupant of the Property, and the Property is not ninety-five percent (95%) leased;

      C. Does not have a financial condition sufficient to perform the obligations under the proposed sublease or assignment;

      D. Intends to use the Premises for a use not permitted under Article VII and/or Exhibit "E".

      E. Would violate exclusives granted by Landlord to other tenants of the Property by use of the Premises; and

      F. would result in more people working at, or visiting, the Premises than the number of people who worked at, or visited, the Premises, at the time when Tenant was the sole occupant of the Premises.

      21.05 Tenant Not Released. Unless Landlord elects to terminate the entire
            --------------------
Lease pursuant to Section 21.07, in the event of Landlord's consent to an assignment or sublease, Tenant shall not be released from any of its obligations pursuant to this Lease.

      21.06 Landlord's Right to Assign. Landlord shall have the right to sell,
            ---------------------------
convey, transfer, and/or assign (collectively "Transfer") any of its rights and obligations under the Lease. After such Transfer, Landlord shall be relieved of any and all obligations under this Lease.

      21.07 Recapture. If Tenant proposes to assign this Lease, Landlord may, at
            ----------
its option, exercisable upon written notice to Tenant within thirty (30) days after Landlord's receipt of the notice from Tenant set forth in Section 21.01 above, elect to recapture the Premises and terminate this Lease. If Tenant proposes to sublease all or part of the Premises, Landlord may, at its option exercisable upon written notice to Tenant, within thirty (30) days after Landlord's receipt of the notice from Tenant set forth in Section 21.01 above, elect to recapture such portion of the Premises as Tenant proposes to sublease and, upon such election by Landlord, this Lease shall terminate as to the portion of the Premises recaptured. In the event a portion only of the Premises is recaptured the rental payable under this Lease shall be proportionately adjusted. If Landlord does not elect to recapture pursuant to this Section 21.01, Tenant may thereafter enter into a valid assignment or sublease with respect to the Premises, provided Landlord, pursuant to this Article, consents thereto, and provided further that (a) such assignment or sublease is executed within ninety (90) days after notification to Landlord of such proposal, and (b) the rental therefor is not less than that stated in such notification. Tenant acknowledges Landlord's right to recapture is a material term bargained for by Landlord.

      21.08 Fees for Review. In the event that Tenant shall request to assign,
            ----------------
transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, or sublet the Premises or any part thereof, Tenant shall pay to Landlord a non-refundable Five Hundred Dollars ($500.00) fee for Landlord's time and processing efforts, and for expenses incurred by Landlord in connection with reviewing such transaction. In addition to such fee, Tenant shall pay to Landlord in the event Landlord retains the services of an attorney to review the transaction, all reasonable attorneys' fees incurred by Landlord in connection therewith but not more than Five Hundred Dollars ($500.00). Tenant shall pay such nonreimbursable fee and such attorneys' fees to Landlord concurrently with Tenant's execution of Landlord's form document. Payment should be in the form of a cashiers check, after written request therefor, and such payment shall be a condition to any approval by Landlord.

      21.09 Collection. If this Lease is assigned, or if the Premises or any
            -----------
part thereof is sublet or occupied by anybody other than Tenant, Landlord may collect rent from the assignee, subtenant or occupant and apply the net amount collected to the rent herein reserved and retain any excess rent so collected, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of Tenant's covenant set forth in the first sentence of Section 4.01 above, nor shall such assignment, subletting, occupancy or collection be deemed an acceptance by Landlord of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained.


                                  ARTICLE XXII
                                  SUBORDINATION
                                  -------------

      22.01 Subordination and Attornment. Tenant covenants and agrees that it
            -----------------------------
will execute without further consideration any and all instruments desired by Landlord or Landlord's First Mortgagee subordinating this Lease in the manner requested by landlord to all ground or underlying leases and to the lien of any mortgagee and/or First Deed of Trust or other encumbrance which may now or hereafter affect the Premises, together with all renewals, modifications, consolidations, replacements or extensions thereof; provided that any or lien or encumbrancer relying on such subordination or such additional agreements will covenant with Tenant that this Lease shall remain in full force and effect, and Tenant shall not be disturbed in the event of sale, foreclosure or other actions so long as Tenant is not in default hereunder. Tenant agrees to attorn to the successor in interest of Landlord following any transfer of such interest either voluntarily or by operation of law and it recognizes such successor as Landlord under this Lease. However, if Landlord or any such ground lessor or First Mortgagee so elects, this Lease shall be deemed prior in lien to any ground lease, mortgage, First Deed of Trust or other encumbrance upon or including the Premises regardless of date of recording and Tenant will execute a statement in writing to such effect at Landlord's request.

      22.02 Non-Disturbance. As long as a default by Tenant does not occur,
            ----------------
regardless of any Subordination pursuant to Section 22.01 or attornment pursuant to section 22.01, Tenant's right to occupy under this Lease shall not be disturbed except as specifically permitted by Sections of this Lease other than this Section 22.02. However, the person who replaces the Landlord shall not be liable for modification to this Lease not consented to by such person, or any offsets or defenses which Tenant had against the previous Landlord or for any prepaid Rent or Security Deposit not received by the new Landlord.


                                  ARTICLE XXIII
                          SALE OF BUILDING BY LANDLORD
                          ----------------------------

     23.01 In the event of any sale or exchange of the Property, other than a transfer for security purposes only, Landlord shall be entirely freed and relieved of all liability under this Lease, including any obligations arising out of any act, occurrence or omission relating to the Premises or this Lease which occur after the consummation of such sale or exchange and/or assignment. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee provided all Landlord's obligations hereunder are assumed in writing by the transferee.

                                  ARTICLE XXIV
                                  HOLDING OVER
                                  ------------

      24.01 Surrender of Possession. Tenant shall surrender possession of the
            ------------------------
Premises immediately upon the expiration of the Term or termination of the Lease. If the Tenant shall continue to occupy the Premises after such expiration or termination with the consent of the Landlord, then unless Landlord and Tenant have otherwise agreed in writing, the Tenant shall be a tenant from month-to-month. All the terms, provisions and conditions of the Lease shall apply to this month-to-month tenancy except those terms, provisions and conditions pertaining to the Term, and except that the Base Rent shall be immediately adjusted upward upon the expiration or termination of the Lease to two hundred percent (200%) of the then prevailing Basic Rent plus Tenant's Pro Rata Share of Taxes and Cost of Operation and Maintenance on the date of the expiration or termination of the Lease ("Holdover Rent"). This month-to-month tenancy may be terminated by Landlord or Tenant upon fifteen (15) days' prior notice to the nonterminating party. In the event that Tenant fails to surrender the Premises upon such termination or expiration or if Tenant occupies the Premises without Landlord's written consent, then Tenant shall pay Landlord Basic Rent equal to the Holdover Rent and shall indemnify and hold Landlord harmless against all loss or liability resulting from or arising out of Tenant's failure to surrender the Premises, including, but not limited to, any amounts required to be paid to any tenant or prospective tenant who was to have occupied the Premises after said termination or expiration and any related attorneys' fees and brokerage commissions, and any amounts permitted to be recovered pursuant to the California Civil Code and the California Code of Civil Procedure.

      24.02 Payment of Money After Termination. No payment of money by Tenant to
            -----------------------------------
Landlord after the termination of this Lease by Landlord, or after the giving of any notice of termination to Tenant by Landlord which Landlord is entitled to give Tenant under the Lease, shall reinstate, continue or extend the Term of the Lease or shall affect any such notice given to Tenant prior to the payment of such money, it being agreed that after the service of such notice of the commencement of any suit by Landlord to obtain possession of the Premises, Landlord may receive and collect when due any and all payments owed by Tenant under the Lease, and otherwise exercise its rights and remedies. The making of any such payments by Tenant shall not waive such notice, or in any manner affect any pending suit or judgment obtained.

      24.03 Indemnification. If Tenant fails to surrender the Premises upon the
            ----------------
expiration of this Lease despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender. The provisions of this Section 24.03 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord hereunder or as otherwise provided by Law.


                                   ARTICLE XXV
                              RULES AND REGULATIONS
                              ---------------------

      25.01 The Rules and Regulations attached to this Lease as Exhibit "E", as well as such reasonable rules and regulations as may be hereafter adopted by Landlord for the safety, care, utilization and cleanliness of the Premises and the Property, and the preservation of good order thereon, are hereby expressly made a part hereof, and Tenant agrees to comply with such rules and regulations and the violation of any of them shall constitute a default by Tenant under this Lease. If there is a conflict between the rules and regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Property of any of said rules and regulations.


                                  ARTICLE XXVI
                                     NOTICES
                                     -------

      26.01 Whenever any notice, approval, consent, request or election is given or made pursuant to this Lease it shall be in writing. Communications and payment shall be addressed if to Landlord at Landlord's Notice Address as set forth below, or at such other address as may have been specified by prior notice to Tenant, and if to Tenant, at Tenant's Notice Address as set forth below, or at such other place as may have been specified by prior notice to Landlord, or at the Premises. Any communication so addressed shall be deemed duly served if personally delivered or if mailed by registered or certified mail, return receipt requested. If Landlord by notice to Tenant at any time designates some other person to receive payments or notices, all payments or notice thereafter by Tenant shall be paid or given to the agent designated until notice to the contrary is received by Tenant from Landlord.

              To Tenant:                Harden & Company, Inc.,
                                        a California Corporation
                                        3460 Wilshire Boulevard, Suite 407
                                        Los Angeles, CA 90010

              With a copy to:           N/A

              To Landlord:              Total Properties Management Company
                                        3450 Wilshire Boulevard, Suite 400
                                        Los Angeles, California 90010


                                  ARTICLE XXVII
                                     WAIVER
                                     ------

      27.01 No delay or omission in the exercise of any right or remedy of Landlord on any default by Tenant shall impair such right or remedy or be construed as a waiver.

      27.02 The receipt and acceptance by Landlord of delinquent rent shall not constitute a waiver of any other default, it shall constitute only waiver of timely payment for the particular rent payment involved.

      27.03 No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute an acceptance or the surrender of the Premises by Tenant before the expiration of the term. Only a notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of the Lease.

      27.04 Any waiver by Landlord of any default must be in writing. One or more waivers by Landlord of a breach by Tenant of any covenant, term or condition of this Lease shall not be construed as a waiver by Landlord of a subsequent breach by Tenant of the same covenant, term or condition. The consent or approval of Landlord to or of any act by Tenant of a nature requiring consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act.

                                 ARTICLE XXVIII
                                     PARKING
                                     -------

      28.01 So long as Tenant complies with the terms, provisions and conditions of this Lease, Landlord shall maintain and operate, or cause to be maintained and operated, automobile parking facilities ("Parking Facilities") in, adjacent to or within a reasonable distance from the Property. Tenant's privileges during such time with respect to the Parking Facilities shall be in accordance with the provisions of the attached Parking Agreement (Exhibit "F"). Such parking charges may be increased by Landlord from time-to-time upon thirty (30) days' notice to Tenant.

      28.02 Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty as to the suitability of the parking areas, or as to the availability of parking space, for the conduct of Tenant's business.

      28.03 Landlord shall have certain rights and authority relative to the use and control of the parking areas, including, without limitation, the right to rearrange the parking spaces and improvements of the parking areas; to take all or any portion of the parking areas for the purpose of maintaining, repairing or restoring same, and to do and perform such other acts in, to and with respect to the parking areas at the sole discretion of Landlord.

      28.04 Tenant acknowledges that such parking rights are non-assignable and any parking spaces designated for Tenant's use shall not be sublet but may be used exclusively for Tenant's partners, associate members and employees (or officers).

                                  ARTICLE XXIX
                                  MISCELLANEOUS
                                  -------------

      29.01 Authorization to Sign Lease. If Tenant is a corporation, each
            ----------------------------
individual executing the Lease on behalf of Tenant represents and warrants that he/she is duly authorized to execute and deliver the Lease on behalf of Tenant in accordance with a duly adopted resolution of Tenant's Board of Directors, and that the Lease is binding upon Tenant in accordance with its terms, and Tenant shall, concurrently with its execution of the Lease, deliver to Landlord upon its request a certified copy of a resolution of its Board of Directors authorizing the execution of the Lease. If Tenant is a partnership or trust, each individual executing the Lease on behalf of Tenant represents and warrants that he/she is duly authorized to execute and deliver the Lease on behalf of Tenant in accordance with the terms of such entity's partnership agreement or trust agreement, respectively, and that the Lease is binding upon Tenant in accordance with its terms, and Tenant shall, concurrently with its execution of the Lease, deliver to Landlord upon its request such certificates or written assurances from the partnership or trust as Landlord may request authorizing the execution of the Lease.

      29.02 Titles. The titles of this Articles and Sections are for convenience
            -------
only and are not to be considered in construing the provisions of this Lease.

      29.03 Relationship or Parties. Nothing herein contained, either in the
            ------------------------
method of computing rent or otherwise, shall create between the parties hereto, or be relied upon by others as creating, any relationship of partnership, association, joint venture, or otherwise. The sole relationship of the parties hereto shall be that of Landlord and Tenant.

     29.04 Laws. The laws of the State of California shall govern the validity,
           -----
performance and enforcement of this Lease.

     29.05 Reimbursement. Except as provided for herein, in the event that at
           --------------
any time during the term of this Lease either Landlord or Tenant shall institute any action or proceeding against the other relating to the provisions of this Lease, of any default thereunder, then the unsuccessful party in such action or proceeding agrees to reimburse the prevailing party therein for the reasonable expense of attorneys' fees and disbursements incurred therein by the prevailing party.

      29.06 Fees. In the event that at any time during the term of this Lease,
            -----
Landlord serves Tenant with a notice to pay (or perform) or quit and Tenant subsequently cures, or is permitted by Landlord to cure, such delinquency or non-performance, Tenant shall pay to Landlord all of Landlord's reasonable service of process fees, filing fees (for any civil action) and reasonable attorney fees.

     29.07 Gender and Headings. The word "Tenant" shall be deemed and taken to
           --------------------
mean each and every person or party mentioned as a tenant herein, be the same one or more; and if there shall be more than one tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect by or to all thereof. The use of the neuter singular pronoun to refer to Tenant shall be deemed a proper reference even though Tenant may be an individual, a partnership, a corporation or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Tenant and to either corporations, associations, partnerships or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

      29.08 Agreements and Representations. It is understood that there are no
            -------------------------------
oral agreements or representations between the parties hereto affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements, or representations and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. There are no representations or warranties between the parties except as expressly set forth in this Lease, and all reliance with respect to same is solely upon the representations and agreements contained in this Lease.

      29.09 Determination of Provisions. If any of the provisions of this Lease
            ----------------------------
shall be determined to be void by any court of competent jurisdiction, then such determination shall not affect any other provisions of this Lease and all such other provisions shall remain in full force and effect; and it is the intention of the parties hereto that if any provision of this Lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

      29.10 Lease Modification. This Lease shall not be modified or amended in
            -------------------
any respect except by written agreement executed by Landlord and Tenant.

      29.11 Guarantees. In the event that this Lease shall have been guaranteed,
            -----------
any such guarantee shall be deemed a material part of the consideration for Landlord's execution of this Lease. In the event the Guarantor under any such guarantee is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes or is the subject of any proceeding under the Bankruptcy Act or other similar law for the protection of creditors (or, if the Guarantor is a partnership or consists of more than one (1) person or entity, if any partner of the partnership or other such person or entity is or becomes bankrupt or insolvent, institutes any such proceeding, or makes an assignment for the benefit of creditors), then Landlord shall have the option to terminate this Lease upon thirty (30) days' written notice unless Tenant, within such thirty (30) day period, provides Landlord with either (1) a substitute or additional guarantor satisfactory to Landlord and Landlord's lender, or (2) adequate assurance of the performance of each and every obligation of Tenant hereunder, satisfactory to Landlord and Landlord's lender.

      29.12 Lender Approval. Tenant acknowledges and agrees that this Lease is
            ----------------
subject to the approval of Landlord's lender, and Tenant hereby agrees to cooperate with Landlord's lender, and Tenant hereby agrees to make such modifications of this Lease as shall be reasonably requested by Landlord's lender.

      29.13 Recording. Tenant agrees not to record this Lease, a short form
            ----------
memorandum of this Lease or any other document evidencing this Lease, but upon the expiration of the term or if this Lease is terminated before the term of this Lease expires, the parties agree that, upon the request of either party, a recordable instrument acknowledging the date of termination shall be executed by the parties and recorded.

      29.14 Payment. Any rental payments or other sums received from Tenant or
            --------
any other person in connection with this Lease shall be conclusively presumed to have been paid by Tenant or on Tenant's behalf, unless (i) Landlord has been given prior written notice to the contrary by Tenant, and (ii) Landlord has consented to payment of such sums by such person other than Tenant. In no event shall the foregoing be construed as requiring Landlord to accept any rental payments or other sums from any person other than Tenant.

      29.15 Obligations. The obligations of this Lease shall run with the land,
            ------------
and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that only the original Landlord named herein shall be liable for obligations accruing before the beginning of the Term, and thereafter the original Landlord names herein and each successive owner of the Premises shall be liable only for obligations accruing during the period of its ownership.

      29.16 Brokers. Other than none ("Broker"), Tenant hereby warrants and
            --------            ----
represents that it has not employed or dealt with any other broker or finder in connection with the Lease or the Property. Tenant agrees to defend, indemnify and hold Landlord harmless from any and all liability Landlord may incur because of the claim by any broker, other than Broker, that claims to be entitled to a commission or fee because they have represented Tenant in connection with this transaction.

      29.17 Time. Time is of the essence of this Lease and each and every
            -----
provision hereof. All the terms, covenants and conditions contained in this Lease to be performed by either party, if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and non-exclusive of any other remedy at law or in equity.

      29.18 Scope of Landlord's Obligation. The obligations of Landlord under
            -------------------------------
this Lease do not constitute personal obligations of the individual entities which comprise Landlord nor of their respective partners, directors, officers or shareholders, and Tenant shall look solely to the real estate that is the subject of this Lease and to no other assets of the entities comprising Landlord for satisfaction of any liability in respect of this Lease and will not seek recourse against the individual entities which comprise Landlord nor against their respective partners, directors, officers or shareholders nor against any of their personal assets for such satisfaction.

      29.19 Diminution in Light and Air. Any diminution or shutting off of light
            ----------------------------
or air by any structure which may be erected on lands adjacent to or in the vicinity of the Property shall not affect the Lease, abate any payment owed by Tenant under the Lease or otherwise impose any liability on Landlord.

      29.20 Confidentiality. This Lease document and the terms of this Lease,
            ----------------
and the covenants, obligations, and conditions contained in this Lease shall remain strictly confidential. Tenant agrees to keep such terms, covenants, obligations and conditions strictly confidential and not to disclose the Base Rent or any of the economic concessions to any other landlord, tenant, prospective tenant, or broker. Provided, however, Tenant may provide a copy of this Lease to a non-party solely in conjunction with Tenant's reasonable and good faith effort to secure an assignee or sublessee for the Premises.

      29.21 Good Faith: Wherever this Lease grants Landlord or Tenant the right to take action, exercise discretion, establish rules and regulations or make allocations or other determinations, Landlord and Tenant shall act reasonably and in good faith and take no action which might result in the frustration of the reasonable expectations of a sophisticated Landlord and sophisticated Tenant concerning the benefits to be enjoyed under this Lease.

      29.22 Conditions for Tenant's Termination. No act or failure to act on the
            ------------------------------------
part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release or termination of such obligations or a termination of this Lease unless (a) Tenant shall have first given written notice of Landlord's act or failure to act to Landlord's First Mortgagee of record if any, specifying the act or failure to act on the part of Landlord which could or would give basis to Tenant's rights and (b) such First Mortgagee, after receipt of such notice, has failed or refused to correct or cure the condition complained of within a "reasonable time" thereafter; but nothing contained in this Section 29.22 shall be deemed to impose any obligation on any such First Mortgagee to correct or cure any condition.

      29.23 Exhibits. Exhibits "A", "B", "C", "D", "E", "F" and "G" attached to
            ---------
this Lease are hereby incorporated by this reference and made a part of the Lease. In the event of variation or discrepancy, the duplicate original hereof (including Exhibits, if any) held by Landlord shall control.

      IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date and year written below.

Landlord:                                  Tenant:


Zufu Properties Co., Ltd.,                 Harden & Company, Inc., a California
a California corporation                   corporation
("Landlord"), by and through
Total Properties Management Co.,
managing agent for the Property
("Landlord's Manager").


/s/ Donna L. Dalton                        /s/ Earl Wiklund
----------------------------------         -------------------------------------
By:  Donna L. Dalton                       By:  Earl Wiklund

Its: Senior Vice President                 Its: Chief Executive Officer

Dated: 7/24/97                             Dated: 7/24/97



                                           Federal Tax I.D. Number.
                                           94-2311657

                                    ADDENDUM

Addendum to that certain Office Lease (the "Lease") dated July 14, 1997 by and between Zufu Properties Co., Ltd., a California corporation ("Landlord"), by and through Total Properties Management Co., as managing agent for the Property described below ("Landlord's Manager") and Harden & Company, Inc., a California corporation ("Tenant"), for the premises commonly known as Suite 407 (the "Premises"), consisting of approximately 1,559 rentable square feet located on the 4th floor of the 3460 Wilshire Boulevard tower in that certain office complex located at 3440, 3450, 3460, and 3470 Wilshire Boulevard, Los Angeles, CA 90010 (the "Property").

      1. TENANT IMPROVEMENTS: Landlord shall deliver the Premises to Tenant in
         --------------------
"as-is" condition.

      IN WITNESS WHEREOF, the parties hereto have executed the Addendum as of the date and year written below.

      IF TENANT SHALL BE A CORPORATION, THE AUTHORIZED OFFICERS MUST SIGN ON BEHALF OF THE CORPORATION AND INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING.

Landlord:                                Tenant:


Zufu Properties Co., Ltd.,               Harden & Company, Inc., a California
a California corporation                 corporation
("Landlord"), by and through
Total Properties Management Co.,
managing agent for the Property
("Landlord's Manager").


/s/ Donna L. Dalton                      /s/ Karl Wiklund
----------------------------------       -------------------------------------
By:  Donna L. Dalton                     By:  Earl Wiklund

Its: Senior Vice President               Its: Chief Executive Officer

Dated: 7/24/97                           Dated: 7/24/97

                                    EXHIBIT A


                                  [FLOOR PLAN]

                                   EXHIBIT B


                                  [SITE PLAN]

                                   EXHIBIT "C"

               ACCEPTANCE AND STATEMENT OF PREMISES, AREA AND TERM


     TO: ____________________________       DATE:______________

         ____ Wilshire Blvd., Suite ____
         Los Angeles, CA 90010

         ("Tenant")

         RE:    Term/Area/Acceptance of Premises

         In accordance with Article 3.05 of your Lease, please acknowledge your acceptance of possession of your Premises and your agreement that the Commencement Date of this Lease is ___________, and the Termination Date of the Lease is __________________. In accordance with Section 2.02 and described in
Section 1.01(B) of your Lease, please acknowledge your agreement that the rentable area of the Premises is ___ square feet and that the Basic Annual Rent as set forth in section 4.01 and described in Section 1.02(A) of your Lease is ______________________________ and ___/100ths Dollars ($_____________ ) to be
paid as follows: months one (1) through _____________ ( ) - ________________
__________________ and /100ths Dollars ($_________ S per month less the "Base
Rent Concession" described in Paragraph l of the Addendum attached to the Lease in the amount of _____________________ for months ______ (___) through _______
(___) of the term of the Lease. Also, in accordance with Section 1.01(C) and described in Section 4.02(E) of your Lease, the Proportionate Share is _______%.

         Be advised that pursuant to Section 3.05 of your Lease, your failure to countersign and return this letter to the undersigned within ten (10) days following your receipt thereof shall automatically constitute your agreement to the matters hereinabove set forth.

         Tenant hereby agrees to forward all necessary and normal day-to-day Lease requirements, such as rental and other charges, insurance certificates, property tax payments, etc., to the following, unless otherwise designated by
Landlord:


                               Total Properties Management Company
                               3450 Wilshire Blvd., Ste. 400
                               Los Angeles, CA 90010


         Tenant hereby agrees with the dates and amounts set forth above and further acknowledges its acceptance of possession of the Premises.

Very truly yours,




Landlord:                                      Tenant:

Zufu Properties Co., Ltd., a
California corporation ("Landlord"),
by and through Total Properties
Management Co., as managing agent
for  the  Property  ("Landlord's Manager")

--------------------------------               --------------------------------
By:  Donna L. Dalton                           By:


Its: Senior Vice President                     Its: ___________________________


Dated: __________________________              Dated; _________________________

                                   EXHIBIT "D"

                             LANDLORD'S WORK LETTER
                         BUILDING STANDARD IMPROVEMENTS



                                  Central Plaza
                        3440-50-60-70 Wilshire Boulevard
                          Los Angeles, California 90010








                             Intentionally omitted.

                                  EXHIBIT "D.1"


                                BUILDING STANDARD

                                  CENTRAL PLAZA
                        3440-50-60-70 Wilshire Boulevard
                          Los Angeles, California 90010












                             Intentionally omitted.

                                   EXHIBIT "E"
                              RULES AND REGULATIONS

         (1) No Sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside of the Property or the Premises or to the inside of any exterior window or glass wall, without the prior written consent of Landlord and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

             All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by Landlord's contractor, and all Suite signage shall be consistent with the Property's standard signage and graphics program, and no other signage design shall be permitted without Landlord's prior written consent. Tenant shall not affix any paper, plastic, cardboard or signage material to the corridor door(s) or adjacent walls other than the Property standard.

         (2) No Tenant shall obtain for use upon the Premises, ice, drinking or bottled water, towel or other similar service or permit barbering or bootblacking services on the Premises, except from persons authorized by the Landlord and at the hours and under the regulations fixed by the Landlord.

         (3) The directory of the Property will be provided exclusively for the display of the name and location of Tenant only and Landlord reserves the right to exclude any other names therefrom.

         (4) The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and the Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation and interests of the Property and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom the Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. No tenant, employee, invitees, contractor or agent of any Tenant shall go upon the roof of the Property.

         (5) Landlord will furnish Tenant, free of charge, with two keys to each entrance door lock in the Premises upon initial occupancy. Tenant shall pay a reasonable charge to Landlord for any additional keys and lock changes or repairs required by Tenant after initial occupancy. All keys to offices, rooms and toilet rooms shall be obtained from Landlord's Management office and Tenant shall not from any other source duplicate, obtain keys or have keys made. Tenant shall not alter any lock or install new additional locks or bolts on any door of its Premises or within its premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay the Landlord therefor.

         (6) The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of the invitees, contractors or agents shall have caused it.

         (7) Tenant shall not overload the floor of the Premises or mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof. No boring, cutting or stringing wires shall be permitted except with the prior written consent of the Landlord and as Landlord may direct. No tenant shall lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord. Landlord reserves the right to direct contractors approved by Landlord as to where and how telephone, telegraph, computer wires or any other electrical wires are to be introduced to and in the Premises. Tenant shall not cut or bore holes for wires. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by the tenant by whom or by whose contractors, employees or invitees the damage shall have been caused.

         (8) Furniture, freight, pictures, equipment, safes, bulky matter or supplies of any description shall be moved in or out of the Property only after the Manager has been furnished with prior notice and given his/her approval and only during such hours and in such manner as may be reasonably prescribed by the Landlord from time to time, taking into consideration safety issues, security issues and inconvenience for other tenants. The scheduling and manner of all Tenant move-ins and move-outs shall be subject to the discretion and approval of Landlord, and said move-ins and move-outs shall only take place after 6:00 P.M. on weekdays, on weekends, or at such other times as Landlord may designate. Nor shall Tenant place furniture or material in the lobby, Corridors or common areas of the Property. Landlord shall have the right to approve or disapprove the movers or moving company employed by Tenant, and Tenant shall cause said movers to use only the loading facilities and elevators designated by Landlord. In the event Tenant's movers damage the elevator or any other part of the Property,

Tenant shall immediately pay to Landlord the amount required to repair said damage. The moving of safes or other fixtures or bulky or heavy matter of any kind must be done under the Manager's supervision, and the person employed by any Tenant for such work must be acceptable to Landlord, but such persona shall not be deemed to be agents or servants of the Manager or Landlord, and Tenant shall be responsible for all acts of such persons. Landlord reserves the right to inspect all safes, freight or other bulky or heavy articles to be brought into the Property and to exclude from the Property all safes, freight or other bulky or heavy articles which violate any of these Rules or Regulations or the Lease of which these Rules and Regulations are a part.

         (9) Tenant must use Landlord's standard window treatment in all exterior window offices and on all corridor glass partitions. Landlord is not obligated to clean or repair same. No awning or other projection shall be permitted on any part of the Premises. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises of Property. All electric ceiling fixtures hung in offices along the perimeter of the Property must be fluorescent, of a quality, type, design and bulb color approved by Landlord. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without consent of Landlord.

         (10) The sashes, sash doors, skylights, windows, doors and vents that reflect or admit light and air into the halls, passages or other public places in the Property shall not be covered or obstructed by any tenant, nor shall any bottles, parcels or other articles be placed on the windowsills. No tenant shall throw anything out of doors, windows, skylights or down passages.

         (11) Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises unless otherwise agreed to by Landlord. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Property for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by reason of tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in no way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of any Tenant by the janitor or any other employee or any other person. Janitor service shall include ordinary dusting and cleaning by the Janitor assigned to such work and shall not include cleaning of carpets or rugs, except normal vacuuming, or moving of furniture and other special services. Janitor service will not be furnished on nights when rooms are occupied after 9:30 P.M. Exterior window cleaning shall be performed only by Landlord, at such times as Landlord may determine. All interior glass maintenance and cleaning shall be the responsibility of the Tenant.

         (12) Tenant shall not use, keep or permit to be used or kept any food or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable in Landlord's sole discretion to other occupants of the Property by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals, birds or reptiles be brought in or kept in or about the Premises or the Property. No Tenant shall make or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of the or neighboring buildings or Premises or those having business with them whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way. No Tenant shall throw anything out of doors or down the passageways.

         (13) The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purposes. If tenant shall occupy or permit any portion of his Premises to be occupied as an office for a public stenographer or typist, of for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber shop or manicure shop. No Tenant shall advertise for laborers giving an address at the Premises. The Premise shall not be used for lodging or sleeping or for any illegal purposes.

         (14) No Tenant shall use or keep in the Premises or the Property any kerosene, gasoline or inflammable or combustible or explosive, chemical substance, fluid or material other than limited quantities thereof reasonably necessary for time operation or maintenance of office equipment, or, without Landlord's prior written approval, use any method of heating or air conditioning other than that supplied by Landlord. No Tenant shall use or keep or permit to be used or kept any foul obnoxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or to other occupants of the Property by reason of noise, odors or vibrations, or interfere in any way with other Tenants or those having business therein.

         (15) On Saturdays, Sundays, legal holidays and other days between the hours of 6:00 P.M. and 7:00 A.M., access to the Property, or the halls, corridors, elevators or stairways in the Property, or to the Premises may be refused unless the person seeking access is known to the employee in charge of the Property in charge and has pass or is properly identified. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Property of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Property during the continuance of same by closing the doors or otherwise, for the safety of the Tenants and protection of property in the Property and the Property. Landlord reserves the right to close and keep locked all entrance and exit doors of the Property on Saturdays, Sundays, legal holidays and on other days between the hours of 6:00 P.M. and 7:00 A.M., and during such further hours as Landlord may deem advisable for the adequate protection of said Property and the Property of its Tenants.

         (16) Landlord shall furnish heating, ventilation and, when necessary in Landlord's judgment, air conditioning during the hours of 8:00 A.M. to 6:00 P.M. Monday through Friday and 9:00 A.M. to 1:00 P.M. Saturdays, except for holidays. In the event Tenant requires lighting, electrical energy, heating and/or air conditioning during off-hours, Sundays or holidays, Tenant shall give Landlord at least forty-eight (48) hours' notice of such requirement and Tenant shall pay for services at such rate as may be required by Landlord, in Landlord's sole discretion.

         (17) Tenant shall see that the doors of the Premises are closed and securely locked before leaving the Property and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Property, and that all electricity shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness Tenant shall make good all injuries sustained by other tenants or occupants of the Property or Tenant. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

         (18) Tenant shall not disturb or canvass any occupant of the Property nor shall Tenant solicit in the Property and Tenant shall cooperate to prevent any such disturbance, canvassing and/or solicitation.

         (19) Landlord reserves the right to exclude or expel from the Property any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or shall in any manner do any act in violation of any of the rules and regulations of the Property.

         (20) The requirements of Tenant will be attended to only upon appropriate application to the office of the Property by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific written instructions from Tenant.

         (21) No vending machine or machines of any description shall be installed, maintained or operated upon the Premises or in the Property without the written consent of the Landlord.

         (22) Tenant agrees that it shall comply with all fire and security regulations that may be issued from time to time by Landlord and Tenant also shall provide Landlord with the name of a designated responsible employee to represent Tenant in all matters pertaining to such fire or security regulations. Tenant shall not permit or cause others to smoke in the common areas of the Property as smoking is strictly prohibited under Municipal Code Section 41.51.

         (23) Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Property. Landlord shall not be liable to any Tenant of the Property for the non observance or violations of the Rules and Regulations, the attached Lease or any other lease for Premises within the Property.

         (24) Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

         (25) The Premises shall not be used for the storage of merchandise held for sale to the general public, or for lodging or sleeping or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral, illegal, or objectionable purposes. No cooking shall be done or permitted by any tenant on the Premises, except that use by Tenant of Underwriters Laboratory-approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, and the use of a microwave shall be permitted, provided that such equipment and use thereof is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations. No Tenant shall cause or permit any unusual or objectionable odors to be produced or permeate the premises or the Property.

         (26) Without written consent of Landlord, Tenant shall not use the name of the Property in connection with or in promotion or advertising the business of Tenant except Tenant's address. Landlord may prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Property or its desirability as an office building and upon written notice from Landlord, Tenant shall refrain from and discontinue such advertising.

         (27) Tenants shall not engage or pay any employees on the Premises except those actually working for such tenant on the Premises. Tenants shall not advertise for laborers giving an address at the Premises.

         (28) Tenant shall not park its vehicles in any parking areas designated by Landlord as areas for parking by visitors to the Property. Tenant shall not leave vehicles in the Property parking areas overnight nor park any vehicles in the Property parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks. Landlord may, in its sole discretion, designated separate areas for bicycles and motorcycles.

         (29) These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Property.

         (30) Landlord reserves the right to make such other reasonable Rules and Regulations, and rescind or amend any Rule or Regulation, in its judgment, which may from time to time be needed for safety, security, care and cleanliness of the Property and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

         (31) Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

         (32) Landlord reserves the right to stop service of the elevator, plumbing, ventilating, air conditioning and electric systems, when necessary by reason of accident or emergency or for repairs, alterations or improvements when in the judgment of Landlord deemed desirable or necessary, until said repairs, alterations or improvements shall have been completed, and shall further have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilating, air conditioning or electric service, when prevented from so doing by strike accident or by any cause beyond Landlord's reasonable control, or by laws, rules, orders, ordinances, directions, regulations or requirements of any federal, state, county or municipal authority or failure of gas, oil or other suitable fuel supply or inability by exercise of reasonable diligence to obtain gas, oil, or other suitable fuel. It is expressly understood and agreed that any covenants on Landlord's part to furnish any service, or to perform any act or thing for the benefit of tenant, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's control.

         (33) Tenant shall keep all window coverings closed when the Property air conditioning, heating and ventilation systems are in operation. Landlord shall not be responsible for room temperatures if Tenant fails to comply with the Rule.

         (34) Tenant shall not connect any apparatus, device, conduit or pipe to the Property chilled or hot water supply lines or to the air conditioning or plumbing systems. Neither tenant nor tenant's servants, employees, agents, visitors, licensees or contractors shall, at any time, enter the mechanical installations or facilities of the Property or adjust, tamper with, touch or otherwise in any manner affect said installation or facilities.

         (35) Tenant's use of electric current shall never exceed the electrical capacity of the floor or Property or cause such capacity to be exceeded.

         (36) The word "tenant" as used herein shall include any tenant's employees, contractors, or sub-tenants.

         (37) Tenant agrees to abide by all governmental rules and regulations pertaining to thermostatic control of the temperature on the Premises as required by said governmental rules and regulations, and agrees to maintain and keep the temperature for heat at or below the maximum temperature allowed from time to time by said governmental rules and regulations. Tenant agrees to indemnify and hold Landlord free and harmless from any liability incurred by Landlord as a result of Tenant's failure to comply with said governmental rules and regulations.

         (38) Any persons employed by Tenant to do any work in or about the Premises shall, while in the Property and outside of the Premises, be subject to and under the control and direction of the Landlord or Landlord's agent (but shall not be deemed to be an agent or servant of said Landlord's agent or of the Landlord), and Tenant shall be responsible for all acts of such persons.


                                          Tenant hereby agrees to comply with
                                          these rules and Regulations and
                                          acknowledges acceptance of said terms
                                          by execution hereof.



                                          --------------------------------------
                                          By: Earl Wiklund


                                          Dated: _______________________________

                                    EXHIBIT F
                                PARKING AGREEMENT



So long as the lease dated July 14, 1997 between Zulu Properties Co., Ltd., a California Corporation ("Landlord"), by and through Total Properties Management Co., managing agent for the Property ("Landlord's Manager") and Harden & Company Inc., a California corporation ("Tenant") covering space in the 3460 Wilshire Blvd., Ste. 407, Los Angeles, CA 90010 property known as Central Plaza (the "Property") remains in effect, and so long as the Rules and Regulations adopted by Landlord are not violated, Tenant or persons designated by Tenant, shall have the right to rent on a month-to-month basis parking spaces for the non-exclusive parking of six (6) automobiles in the Parking Facilities associated with or forming a part of the Property. Said parking spaces shall be offered to Tenant at the building's prevailing parking rates subject to applicable city, state, and federal taxes and assessments, if any, which amount may be changed from time to time at Landlord's reasonable discretion. Tenant may validate visitor parking by such methods as the Landlord or the parking operator may approve at the validation rate from time to time generally applicable to visitor parking; provided, however, the right to the parking spaces granted in this Parking Agreement shall be subject to cancellation by Landlord, in whole or in part, at any time upon not less than thirty (30) days prior written notice (except where the Parking Rules and Regulations provide for a shorter notice should Tenant violate the Parking Rules and Regulations).

A condition of any parking shall be compliance by the driver with Parking Rules and Regulations, including any sticker or other identification system established by the parking operator. The following Parking Rules and Regulations are currently in effect. Landlord reserves the right to modify and/or adopt such other reasonable and nondiscriminatory Rules and Regulations for the Parking Facilities as it deems necessary for the operation of the Parking Facilities. The parking operator may refuse to admit any person who violates the Parking Rules and Regulations ("Rules") to park in the Parking Facilities, and any violation of the Rules shall subject the car to removal from the Parking Facilities. In either of said events the parking operator shall refund a prorata portion of the current parking rate and the sticker or any other form of identification shall be returned or caused to be returned by Tenant to the parking operator.

Landlord expressly disclaims any responsibility for any theft of or vandalism or damage to any personal property, including without limitation, any motor vehicle, in, on, or about the Parking Facilities irrespective of cause, circumstance, or parties involved. As a material inducement to Landlord to allow Tenant the parking rights set forth herein, Tenant agrees to assume full responsibility for the foregoing to the extent such relates to Tenant and/or Tenant's employees, principals, agents, affiliates, and/or invitees, and Tenant agrees to indemnify, defend and hold harmless Landlord for alt costs, liability and damages relating to or arising from the foregoing.

The occurrence of the following shall constitute a material default and breach of the Lease to which this Parking Agreement is attached as Exhibit "F" and shall entitle Landlord to exercise such remedies as are therein provided, in addition to any other right or remedy which Landlord may have at law or in equity by reason of such default or breach:

(a) The failure of Tenant to make any payment required to be made by Tenant under this Parking Agreement, where such failure continues until the earlier of
(i) five (5) days after the date on which such payment was due, or (ii) three days after written notice thereof has been given by Landlord to Tenant; or

(b) The failure of Tenant to observe and perform any other provision of this Parking Agreement to be observed or performed by Tenant, where such failure continues for five (5) days after written notice thereof by Landlord to Tenant; provided, however, that any such notice referred to in part (b) hereof shall be in lieu of and not in addition to any notice required under Section 1161 of the California Code of Civil procedure.

                          PARKING RULES AND REGULATIONS

1. Parking Facilities hours shall be as posted by management.

2. Cars must be parked entirely within the stall lines painted on the floor.

3. All directional signs and arrows must be observed.

4. The speed limit shall be 5 miles per hour.

5. Parking is prohibited in areas;

     (a) not striped for parking
     (b) aisles
     (c) where "no parking" signs are posted
     (d) ramps
     (e) in reserved spaces, except for the person for whom such space is reserved.

6. Parking stickers or any other device or form of identification supplied by the parking operator shall remain the property of the parking operator. Such parking identification device must be displayed in the front area of the interior of the vehicle, or as requested, so that it may be readily observed by the parking operator's attendants at all times while the vehicle is in the Parking Facilities, and it may not be mutilated in any manner, and the serial number of the parking identification device may not be obliterated. Devices are not transferable and any device in the possession of an unauthorized holder will be void.

7. The monthly rent for parking space is payable one (1) month in advance and must be paid prior to the fifth day of each calendar month. Failure to do so will automatically cancel parking privileges and a charge at the prevailing daily parking rate plus a reinstatement fee of $25.00 will be due. No deductions or allowances from the monthly rate will be made for time the customer does not use Parking Facilities.

8. Parking managers or attendants are not authorized to make or allow any exceptions to these Parking Rules and Regulations and these Parking Rules and Regulations may be from time to time modified or amended.

9. Every driver is required to park his/her own car. If there are tandem spaces, the first car shall pull all the way to the front of the space leaving room for a second car to park behind the first car. The driver parking behind the first car must leave his key in the ignition and the door of his car unlocked. Failure to do so shall subject the driver of the second car to a $25 fine. Refusal of the driver to leave his key to the second car when parking tandem shall be cause for termination of the right to park in the Parking Facilities. The parking operator, or his employees or agents, shall be authorized to move cars that are parked in tandem should it be necessary for the operation of the Parking Facilities. Tenant agrees that all responsibility for damage to cars or the theft of or from cars is assumed by the driver, and further agrees that he/she will hold Landlord harmless for any such damages or theft.

10. Loss or theft of parking identification stickers or devices from automobiles must be reported to the parking operator immediately, and a lost or stolen report must be filed by the customer at that time.

     (a) Any parking identification stickers or devices reported lost or stolen, found on any unauthorized car will be confiscated and the illegal holder will be subject to prosecution.

     (b) Lost or stolen stickers or devices found by the purchaser must be reported to the parking operator immediately.

11. Spaces rented are for the express purpose of parking automobiles and for no other purpose. Washing, waxing, cleaning or servicing of any vehicle by the customer and/or his agents is prohibited.

12. The parking operator reserves the right to refuse the sale of monthly stickers to any tenant or person and/or his agents or representatives who willfully refuse to comply with these Parking Rules and Regulations and all unposted City, State or Federal ordinances, laws or agreements.

13. By signing this Parking Agreement, Tenant agrees to inform all persons to whom tenant assigns parking space of the context of these Parking Rules and Regulations.

TENANT:

Harden & Co, Inc., a California corporation



/s/ Earl Wiklund
---------------------------------------------------------
By:     Earl Wiklund

Its:    Chief Executive Officer

Dated: ____________7/24/97____________________


LANDLORD:

Zufu Properties Co., Ltd., a California Corporation ("Landlord" , by and through Total Properties Management Co., managing agent for the Property ("Landlord's Manager").



/s/ Donna L. Dalton
----------------------------------------------------------
By:  Donna L. Dalton

Its: Senior Vice President

Dated: 7/24/97

                                   EXHIBIT "G"
                                GUARANTY OF LEASE













                             Intentionally omitted.

                                       41